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       FUNDS

INSURANCE SERIES FUND

SEMI-ANNUAL REPORT JUNE 30, 2001





o    PBHG GROWTH II PORTFOLIO

o    PBHG SELECT 20 PORTFOLIO

o    PBHG SELECT VALUE PORTFOLIO

o    PBHG SMALL CAP VALUE PORTFOLIO

o    PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


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PBHG GROWTH II PORTFOLIO

Dear Shareholder:

The PBHG Growth II Portfolio declined 27.07% during the six months ended June 30, 2001. The Portfolio's benchmark index, the Russell Midcap(R) Growth Index, was down 12.97% for the same period.

PERFORMANCE DISCUSSION

The past six months continued to challenge growth investors. Strong outperformance relative to the benchmark during the second quarter proved insufficient to overcome the sweeping market correction of the first quarter. Virtually every sector declined in the first quarter and health care and technology were particularly hard hit. As investors sought safe haven from the market's uncertainty, portfolios with the highest P/E ratios and earnings expectations, such as PBHG Growth II Portfolio's, were punished more than those that are more broadly diversified and less aggressive.

As the Federal Reserve continued its expansive monetary policy into the second quarter with additional interest rate cuts, investors were persuaded to look past near-term concerns to those stocks likely to benefit from economic recovery. The sectors that struggled most during the first quarter posted strong returns in the second, namely technology and health care. The Portfolio's performance benefited from an overweight position in health care and an underweight position in energy. Additionally, favorable security selection in both the consumer cyclical and services segments had a positive impact on returns relative to its benchmark. While many companies repeatedly dropped their growth forecasts during the second quarter to the point where annual growth rate projections were negative, our increased number of holdings with only moderated sales and earnings growth forecasts became relatively more attractive, benefiting returns. Although health care contributed positively to overall performance during the second quarter, some of our holdings fell victim to negative earnings preannouncements, missed milestones, product delays, and clinical results that we believe were misunderstood by the public. We continue to hold many of these companies, because we believe they still exhibit significant near and long-term growth opportunities.

Companies continued to cite deteriorating business conditions during the first half of the year, while offering little indication for improved growth in the second half. Many of these companies have been under extreme negative pressure, making it even tougher to set expectations for growth once we return to a more normalized economic environment. Our challenge has been to focus on those companies and sectors currently realizing growth as a result of solid fundamentals. This has become more difficult as the number of companies in this category has diminished. We diversified the Portfolio over the period by increasing our weightings outside of technology, in sectors such as consumer cyclicals, financial, health care, industrial and services.

LOOKING FORWARD

While we wait for signs that the Federal Reserve's interest rate cuts are positively impacting the economy, we do believe that the Fed's actions have put us closer to a recovery. We will continue to monitor the companies we believe are most likely to benefit from an improved spending environment and less stringent corporate budgets. While we believe technology still offers the most opportunities for above average growth relative to other sectors over the long term, we will maintain our current posture of sector diversification. However, we are closely monitoring the technology sector, looking for those companies that we believe are best positioned to take advantage of economic recovery and that exhibit attractive growth potential supported by strong fundamentals.

Thank you for your continued confidence.

Sincerely,


/s/ Gary L. Pilgrim

Gary L. Pilgrim, CFA
Portfolio Manager

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--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                       Annualized    Annualized
                               Six         One Year    Three Year   Inception to
                             Months(2)      Return       Return       Date(3)
--------------------------------------------------------------------------------
PBHG Growth II Portfolio     (27.07)%      (49.39)%       5.77%        8.43%
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG GROWTH II PORTFOLIO VERSUS THE RUSSELL MIDCAP(R) GROWTH INDEX AND THE
                       LIPPER MID-CAP GROWTH FUNDS AVERAGE



                  PBHG                Russell                      Lipper
Date            Growth II       Mid Cap Growth Index        Mid-Cap Growth Funds

04/30/97         10,000                10,000                      10,000
05/31/97         10,090                10,896                      11,172
06/30/97         10,450                11,198                      11,670
07/31/97         11,300                12,269                      12,606
08/31/97         10,960                12,150                      12,611
09/30/97         11,440                12,765                      13,570
10/31/97         10,830                12,125                      12,856
11/30/97         10,580                12,252                      12,671
12/31/97         10,750                12,413                      12,762
01/31/98         10,380                12,189                      12,586
02/28/98         11,250                13,335                      13,706
03/31/98         11,710                13,894                      14,359
04/30/98         12,140                14,083                      14,472
05/31/98         11,240                13,504                      13,635
06/30/98         11,840                13,886                      14,189
07/31/98         10,950                13,291                      13,366
08/31/98          8,430                10,754                      10,562
09/30/98          9,320                11,568                      11,337
10/31/98          9,720                12,419                      11,877
11/30/98         10,240                13,257                      12,815
12/31/98         11,630                14,630                      14,353
01/31/99         12,620                15,069                      14,864
02/28/99         11,490                14,332                      13,725
03/31/99         12,460                15,130                      14,617
04/30/99         13,380                15,820                      15,262
05/31/99         13,190                15,616                      15,259
06/30/99         14,550                16,706                      16,522
07/31/99         14,550                16,175                      16,316
08/31/99         15,170                16,006                      16,247
09/30/99         15,370                15,870                      16,528
10/31/99         16,850                17,098                      17,904
11/30/99         18,550                18,868                      20,066
12/31/99         23,050                22,135                      23,781
01/31/00         22,990                22,131                      23,443
02/29/00         31,010                26,783                      29,161
03/31/00         27,110                26,811                      27,857
04/30/00         23,510                24,208                      25,141
05/31/00         21,420                22,444                      23,112
06/30/00         27,680                24,825                      26,364
07/31/00         25,960                23,253                      25,323
08/31/00         31,340                26,760                      28,648
09/30/00         29,655                25,452                      27,671
10/31/00         24,772                23,710                      25,582
11/30/00         17,834                18,558                      20,811
12/31/00         19,207                19,535                      22,265
01/31/01         19,746                20,650                      22,702
02/28/01         14,517                17,078                      19,387
03/31/01         11,669                14,634                      17,165
04/30/01         14,049                17,073                      19,457
05/31/01         13,836                16,993                      19,488
06/30/01         14,009                17,002                      19,480



(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Insurance Series Fund benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of small and medium companies involve greater risk and price volatility than larger, more established companies.The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The six month return has not been annualized.

(3)  The PBHG Growth II Portfolio commenced operations on April 30, 1997.

(4) The Russell Midcap(R) Growth Index is an unmanaged index comprised of the mid-cap securities in the Russell 1000(R) Index with a greater-than-average growth orientation. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Mid-Cap Growth Funds Average represents the average performance of 420 mutual funds classified by Lipper, Inc. in the Mid-Cap Growth category. These performance figures are based on the changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible.


 [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      SECTOR WEIGHTINGS - AT JUNE 30, 2001

               Cash                                              (15%)
               Consumer Cyclical                                 (11%)
               Energy                                             (2%)
               Financial                                          (1%)
               Health Care                                       (30%)
               Industrial                                         (4%)
               Services                                          (10%)
               Technology                                        (27%)

               % of Total Portfolio Investments


                        TOP TEN HOLDINGS - JUNE 30, 2001

               Invitrogen                                        3.0%
               Gemstar-TV Guide International                    2.7%
               Andrx                                             2.5%
               Peregrine Systems                                 2.3%
               Quest Software                                    2.3%
               Macrovision                                       2.2%
               King Pharmaceuticals                              2.2%
               Cytyc                                             2.1%
               eBay                                              2.1%
               Bed Bath & Beyond                                 2.1%
               ------------------------------------------------------
               % OF TOTAL PORTFOLIO INVESTMENTS                 23.5%

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PBHG SELECT 20 PORTFOLIO

Dear Shareholder:

Market volatility and economic deceleration continued throughout the first six months of 2001. PBHG Select 20 Portfolio declined 26.91% during this challenging period, underperforming its benchmark, the S&P 500 Index, which was down 6.70%.

PERFORMANCE DISCUSSION

Several factors contributed to the Portfolio's performance for the period, but it was the market's broad and sharp decline in the first quarter that had the greatest impact. Amid the weak macroeconomic environment, investors' rotation into "safe havens" such as value stocks and away from aggressive growth names had a negative impact on returns. Within the technology sector, capital expenditures declined dramatically in January, and virtually stopped in February, due to financial weakness among customers. Taking advantage of rapidly compressing P/E ratios became fashionable, and the price to earnings ratios compressed rapidly, underscoring the sector's difficulties.

Early in the second quarter, investors viewed the stock market with a glimmer of renewed optimism. However, once earnings reporting season entered full swing in mid-May, the market began to move sideways due to the lack of good news coming from most major U.S. corporations. In the technology sector, semiconductor and telecommunications equipment companies had major negative preannouncements in late March, but rebounded in April and May based on speculation of an early recovery in technology capital spending. Many of the traditional sectors like health care, services, utilities, and consumer all underperformed relative to technology and technology-related sectors as investors chased this newfound optimism surrounding technology fundamentals. In addition to technology holdings, the services and consumer cyclicals sectors also contributed positively to returns and outpaced the Index during the second quarter.

In another example of the dichotomy between the first and second quarters, one holding that had outperformed in the three previous quarters but fell short during the second quarter was the utility Calpine Corp. Despite long-term agreements signed with the state of California at the beginning of the year, Calpine fell victim to the political backlash against the independent power producers that is emerging from the ongoing energy crisis in California. During the period we sold several holdings, including some technology names, due to worsening fundamentals and replaced them with companies that we believe are better positioned for growth.

LOOKING FORWARD

As bottom-up investors, we're reluctant to offer predictions on the direction of the economy. No one knows for certain whether the economy will get stronger or weaker in the second half of the year following six interest rate cuts totaling 2.75% and new federal tax relief and rebates. What we are sure of is our response to the changing economic environment. Regardless of future economic events, we will continue to invest in what we believe to be the best growth companies with the strongest business momentum. The areas that we believe will provide these long-term opportunities are technology, health care, financials, consumer non-cyclicals and utilities, particularly the independent power producers.

Sincerely,

/s/ Michael S. Sutton

Michael S. Sutton, CFA
Portfolio Manager

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PBHG SELECT 20 PORTFOLIO

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                       Annualized    Annualized
                               Six         One Year    Three Year   Inception to
                             Months(2)      Return       Return       Date(3)
--------------------------------------------------------------------------------
PBHG Select 20 Portfolio     (26.91)%      (49.64)%      11.43%       17.24%
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
           SELECT 20 PORTFOLIO VERSUS THE S&P 500 INDEX AND THE LIPPER
                         LARGE-CAP GROWTH FUNDS AVERAGE

                   PBHG                  S&P                      Lipper
Date             Select 20          500 Composite         Large-Cap Growth Funds

09/30/97          10,000               10,000                     10,000
10/31/97           9,629                9,666                      9,639
11/30/97           9,679               10,113                      9,851
12/31/97          10,050               10,287                      9,949
01/31/98          10,220               10,401                     10,089
02/28/98          11,353               11,150                     10,880
03/31/98          11,994               11,721                     11,378
04/30/98          12,234               11,839                     11,542
05/31/98          11,964               11,636                     11,249
06/30/98          13,176               12,108                     11,892
07/31/98          13,247               11,979                     11,780
08/31/98          11,042               10,249                      9,845
09/30/98          12,626               10,906                     10,538
10/31/98          12,876               11,793                     11,231
11/30/98          13,778               12,508                     11,992
12/31/98          16,333               13,229                     13,204
01/31/99          17,726               13,782                     14,019
02/28/99          16,543               13,354                     13,440
03/31/99          17,966               13,888                     14,222
04/30/99          17,305               14,426                     14,330
05/31/99          16,734               14,085                     13,884
06/30/99          17,906               14,867                     14,866
07/31/99          17,445               14,403                     14,436
08/31/99          18,187               14,331                     14,452
09/30/99          18,798               13,938                     14,315
10/31/99          20,862               14,820                     15,313
11/30/99          24,890               15,122                     16,157
12/31/99          32,766               16,012                     18,092
01/31/00          31,915               15,208                     17,396
02/29/00          38,297               14,920                     18,617
03/31/00          39,189               16,379                     19,603
04/30/00          34,720               15,887                     18,447
05/31/00          30,201               15,561                     17,368
06/30/00          36,203               15,944                     18,646
07/31/00          35,943               15,695                     18,294
08/31/00          41,173               16,670                     19,925
09/30/00          37,624               15,790                     18,570
10/31/00          33,697               15,723                     17,642
11/30/00          25,452               14,483                     15,331
12/31/00          24,945               14,554                     15,319
01/31/01          25,505               15,071                     15,751
02/28/01          20,818               13,696                     13,441
03/31/01          17,408               12,829                     12,111
04/30/01          19,139               13,826                     13,361
05/31/01          18,928               13,918                     13,234
06/30/01          18,231               13,580                     12,829

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Insurance Series Fund benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Funds that concentrate investments in one or a group of industries or to a limited number of securities may involve greater risk than more diversified funds, including a greater potential for volatility. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The six month return has not been annualized.

(3)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(4) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Large-Cap Growth Funds Average represents the average performance of 861 mutual funds classified by Lipper, Inc. in the Large-Cap Growth category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible.


  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      SECTOR WEIGHTINGS - AT JUNE 30, 2001

                Cash                                              (7%)
                Consumer Cyclical                                (16%)
                Financial                                        (17%)
                Health Care                                      (15%)
                Industrial                                        (8%)
                Services                                         (15%)
                Technology                                       (18%)
                Utilities                                         (4%)

               % of Total Portfolio Investments


                        TOP TEN HOLDINGS - JUNE 30, 2001

               Tyco International                                8.5%
               Citigroup                                         7.9%
               Freddie Mac                                       6.2%
               Pfizer                                            6.1%
               Electronic Data Systems                           5.9%
               AOL Time Warner                                   5.3%
               Cardinal Health                                   5.3%
               Veritas Software                                  5.2%
               Omnicom Group                                     5.0%
               Gemstar-TV Guide International                    4.3%
               ------------------------------------------------------
               % OF TOTAL PORTFOLIO INVESTMENTS                 59.7%

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PBHG SELECT VALUE PORTFOLIO

Dear Shareholder:

During the first six months of 2001, market volatility continued to take its toll on the stock market. Despite the market's broad decline, PBHG Select Value Portfolio finished ahead of its benchmark, the S&P 500 Index, for the six months ended June 30, 2001. PBHG Select Value Portfolio gained 7.07% compared to the 6.70% decline of the Index for the period.

PERFORMANCE DISCUSSION

The unsettling market volatility that characterized the first quarter of 2001 resulted in a long list of companies preannouncing quarterly earnings disappointments. The effect on investor sentiment was profound and detracted significantly from market performance. The downward pressure on many stocks during the quarter was no longer limited to the technology sector. By March, the selling had even spread to many blue chips. As a result, most broad industry sectors were down for the quarter, leaving few safe havens for investors.

The second quarter proved less devastating to the stock market and investors. April's strong showing was dampened somewhat by continued earnings disappointments and marginal returns in May and June. The Federal Reserve's aggressive action on short-term interest rates during the period helped offset the proliferation of negative earnings confessions. The Fed cut rates 6 times throughout the first half of 2001, slashing 275 basis points off the federal funds rate. While these cuts should prove beneficial in stimulating the sluggish economy, the effect on the market has not yet been realized. Throughout the first six months of the year, we have continued to focus on companies that we believe demonstrate strong fundamentals but are temporarily undervalued by the market. The declines in the market have continued to offer attractive buying opportunities for the portfolio. We began the year focused on defensive groups such as energy and utilities, which contributed positively to returns. We maintained an underweight position in technology stocks, which also helped the portfolio stay ahead of the benchmark index. As we moved into the second quarter, it became apparent that the energy sector's strong run may be winding down. The challenge of reducing our exposure to energy led us to increase our holdings in more economically sensitive sectors, namely technology and cyclicals, which we expect will benefit from stronger growth in the near future. We also remain overweight in health care and financials, as we believe these sectors continue to show strong potential.

LOOKING FORWARD

We anticipate that continued easing by the Federal Reserve should eventually help the stock market look past the current weak state of fundamentals and move higher in anticipation of economic recovery ahead. Accordingly, we believe the portfolio is positioned to take advantage of a better market and a better economy. We continue to monitor events, looking for some evidence of an upturn in the economy. Should no signs of economic improvement appear by late summer or early fall, we would consider adopting some more defensive positions for the portfolio. However, several indicators remain strong -- housing, consumer confidence and spending, among others -- suggesting to us that the economy may soon rebound to the benefit of our more economically sensitive holdings and our investors.

Sincerely,


/s/ Raymond J. McCaffrey

Raymond J. McCaffrey, CFA
Portfolio Manager

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--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                       Annualized    Annualized
                               Six         One Year    Three Year   Inception to
                             Months(2)      Return       Return       Date(3)
--------------------------------------------------------------------------------
PBHG Select Value Portfolio   7.07%         19.00%       18.08%        20.39%
--------------------------------------------------------------------------------

     COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG
         SELECT VALUE PORTFOLIO VERSUS THE S&P 500 INDEX AND THE LIPPER
                          LARGE-CAP VALUE FUNDS AVERAGE

                    PBHG                 S&P 500                  Lipper
Date            Select Value            Composite          Large-Cap Value Funds

10/31/96           10,000                 10,000                   10,000
11/30/97           10,200                 10,463                   10,303
12/31/97           10,440                 10,642                   10,471
01/31/98           10,440                 10,760                   10,468
02/28/98           11,111                 11,535                   11,181
03/31/98           11,642                 12,125                   11,665
04/30/98           11,862                 12,247                   11,729
05/31/98           11,862                 12,037                   11,510
06/30/98           12,022                 12,526                   11,634
07/31/98           11,956                 12,393                   11,335
08/31/98           10,284                 10,603                    9,708
09/30/98           11,115                 11,282                   10,241
10/31/98           12,387                 12,200                   11,044
11/30/98           13,298                 12,940                   11,581
12/31/98           14,403                 13,685                   11,963
01/31/99           14,656                 14,258                   12,097
02/28/99           14,060                 13,814                   11,790
03/31/99           14,424                 14,367                   12,144
04/30/99           14,827                 14,924                   13,001
05/31/99           14,898                 14,571                   12,823
06/30/99           15,736                 15,380                   13,291
07/31/99           15,403                 14,900                   12,866
08/31/99           15,140                 14,826                   12,549
09/30/99           14,950                 14,419                   12,081
10/31/99           15,714                 15,332                   12,628
11/30/99           15,983                 15,643                   12,654
12/31/99           15,683                 16,565                   12,955
01/31/00           15,425                 15,733                   12,455
02/29/00           14,434                 15,435                   11,808
03/31/00           16,055                 16,945                   12,980
04/30/00           16,592                 16,435                   12,899
05/31/00           17,088                 16,098                   12,980
06/30/00           16,633                 16,494                   12,668
07/31/00           15,838                 16,237                   12,668
08/31/00           17,057                 17,245                   13,449
09/30/00           17,571                 16,335                   13,221
10/31/00           17,491                 16,266                   13,547
11/30/00           17,582                 14,983                   12,931
12/31/00           18,488                 15,056                   13,533
01/31/01           20,138                 15,591                   13,770
02/28/01           19,978                 14,169                   13,181
03/31/01           19,256                 13,272                   12,635
04/30/01           20,264                 14,303                   13,356
05/31/01           20,390                 14,399                   13,555
06/30/01           19,794                 14,048                   13,150


(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Insurance Series Fund benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Products of technology companies may be subject to severe competition and rapid obsolescence. Funds that concentrate investments in a limited number of securities may involve greater risks and more price volatility than more diversified funds.The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money

(2)  The six month return has not been annualized.

(3)  The PBHG Select Value Portfolio commenced operations on October 28, 1997.

(4) The S&P 500 Index is a capitalization weighted index of 500 stocks designed to measure performance of the broad domestic economy. The Index is unmanaged and reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Lipper Large-Cap Value Funds Average represents the average performance of 319 mutual funds classified by Lipper, Inc. in the Large-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible.

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

                      SECTOR WEIGHTINGS - AT JUNE 30, 2001

                Cash                                            (5%)
                Consumer Cyclical                               (7%)
                Consumer Non-Cyclical                           (4%)
                Energy                                          (9%)
                Financial                                      (22%)
                Health Care                                    (14%)
                Industrial                                      (7%)
                Services                                        (8%)
                Technology                                     (24%)

               % of Total Portfolio Investments


                        TOP TEN HOLDINGS - JUNE 30, 2001

               Sprint (FON Group)                               4.8%
               Apple Computer                                   4.6%
               AOL Time Warner                                  4.2%
               General Motors, Cl H                             4.1%
               General Electric                                 3.8%
               Quaker Oats                                      3.8%
               US Bancorp                                       3.8%
               American Home Products                           3.7%
               Bristol-Myers Squibb                             3.7%
               Schering-Plough                                  3.7%
               -----------------------------------------------------
               % OF TOTAL PORTFOLIO INVESTMENTS                40.2%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

Dear Shareholder:

The sharp deceleration of the economy and rapid deterioration of the technology sector during the first six months of 2001 had a profound impact on the broad stock market. PBHG Small Cap Value Portfolio gained 4.47% during this period, trailing its benchmark, the Russell 2000(R) Index, which returned 6.86%.

PERFORMANCE DISCUSSION

The majority of the Portfolio's underperformance relative to its respective benchmark, the Russell 2000(R) Index, was due to the performance of the health care sector. In the first quarter, even the health care sector, which is generally perceived to be less sensitive to economic gyrations, suffered during the sweeping market correction. Health care continued to impact returns in the second quarter, as the portfolio was underweighted in biotechnology stocks, which rebounded sharply. However, we believe that the Portfolio's health care holdings will contribute positively to performance going forward. The largest positive contribution to returns came from certain service companies, such as Fair Isaac & Co., a leading provider of decision-making solutions to the financial services industry. The Portfolio also benefited from holdings in the consumer cyclical sector.

Consistent with our disciplined investment approach, we remained focused on companies that we believe have appreciation potential driven by positive near-term business dynamics and long-term growth prospects during the period. In select cases during the last six months, we felt that the market provided opportunities for us to own what we believe are exceptional companies at attractive valuations with solid management teams, strong operating histories and improving near-term and long-term prospects for growth. Many of these opportunities were found in the technology sector, resulting in an increased position in that sector. In contrast, we reduced our energy exposure toward the end of the period. As energy supply quickly increased to meet demand, we became cautious about the sector's near-term prospects.

LOOKING FORWARD

The struggle between expansive and recessionary economic forces continues. Strong consumer spending and a series of six interest rate cuts were countered by corporate layoffs and the recession evident in the manufacturing sector during the first six months of the year. Ultimately, we believe the expansive monetary policy coupled with tax relief and rebates will triumph, but the timing of that victory remains uncertain, presenting us with a challenging environment in which to steer the Portfolio.

We continue to believe that the technology sector will provide the greatest opportunities going forward. Many well-managed technology companies remain at valuation levels that make them attractive candidates for inclusion in the Portfolio. However, companies considered for purchase must meet our stringent selection criteria, including good near-term business dynamics and strong long-term growth prospects coupled with attractive relative valuations. We believe our disciplined process will continue to provide strong risk-adjusted performance for our investors.

Sincerely,


/s/ Jerome J. Heppelmann

Jerome J. Heppelmann, CFA
Portfolio Manager

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                      Annualized    Annualized
                                  Six      One Year   Three Year   Inception to
                                Months(2)   Return      Return       Date(3)
--------------------------------------------------------------------------------
PBHG Small Cap Value Portfolio     4.47%     9.63%      18.50%        19.37%
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG SMALL CAP VALUE PORTFOLIO VERSUS THE RUSSELL 2000(R) INDEX, THE RUSSELL
        2000(R) VALUE INDEX AND THE LIPPER SMALL-CAP VALUE FUNDS AVERAGE


               PBHG           Russell          Lipper                Russell
Date      Small Cap Value   2000 Index   Small-Cap Value Funds  2000 Value Index

10/31/97      10,000           10,000          10,000                10,000
11/30/97      10,010            9,935           9,959                10,110
12/31/97      10,428           10,109          10,067                10,453
01/31/98      10,577            9,949           9,924                10,264
02/28/98      11,194           10,685          10,572                10,884
03/31/98      11,891           11,126          11,015                11,326
04/30/98      12,169           11,187          11,112                11,381
05/31/98      11,532           10,585          10,670                10,979
06/30/98      11,463           10,607          10,475                10,917
07/31/98      10,940            9,748           9,759                10,061
08/31/98       8,768            7,855           8,099                 8,486
09/30/98       9,187            8,470           8,372                 8,965
10/31/98      10,014            8,815           8,731                 9,231
11/30/98      10,751            9,277           9,135                 9,481
12/31/98      11,568            9,851           9,446                 9,778
01/31/99      11,229            9,982           9,286                 9,556
02/28/99      10,373            9,174           8,677                 8,904
03/31/99      10,014            9,317           8,552                 8,830
04/30/99      10,701           10,152           9,380                 9,637
05/31/99      11,389           10,300           9,715                 9,933
06/30/99      11,927           10,766          10,179                10,292
07/31/99      12,066           10,471          10,058                10,048
08/31/99      11,847           10,083           9,660                 9,681
09/30/99      11,748           10,085           9,437                 9,487
10/31/99      11,469           10,126           9,231                 9,298
11/30/99      12,037           10,731           9,488                 9,346
12/31/99      13,412           11,945           9,873                 9,633
01/31/00      13,412           11,754           9,551                 9,381
02/29/00      15,634           13,695           9,797                 9,954
03/31/00      16,640           12,792          10,343                10,001
04/30/00      15,783           12,022          10,301                10,060
05/31/00      15,853           11,321          10,191                 9,907
06/30/00      17,397           12,308          10,461                10,196
07/31/00      16,919           11,912          10,590                10,536
08/31/00      18,573           12,821          11,273                11,007
09/30/00      18,329           12,444          11,220                10,944
10/31/00      17,534           11,889          11,149                10,906
11/30/00      16,188           10,668          10,773                10,684
12/31/00      18,258           11,585          11,800                11,832
01/31/01      18,992           12,188          12,377                12,158
02/28/01      18,044           11,388          12,224                12,141
03/31/01      17,146           10,831          11,922                11,947
04/30/01      18,411           11,679          12,636                12,500
05/31/01      18,951           11,966          13,208                12,821
06/30/01      19,073           12,379          13,542                13,337

(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Insurance Series Fund benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. Securities of smaller companies involve greater risk and price volatility than larger, more established companies. Products of technology companies may be subject to severe competition and rapid obsolescence. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The six month return has not been annualized.

(3)  The PBHG Small Cap Value Portfolio commenced operations on October 28,
     1997.

(4) The Russell 2000(R) Index is an unmanaged index comprised of the 2,000 smallest securities in the Russell 3000(R) Index. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) The Russell 2000(R) Value Index is an unmanaged index that measures the performance of those securities in the Russell 2000(R) Index with lower price-to-book ratios and lower forecasted growth values. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(6) The Lipper Small-Cap Value Funds Average represents the average performance of 263 mutual funds classified by Lipper, Inc. in the Small-Cap Value category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not posible.

                      SECTOR WEIGHTINGS - AT JUNE 30, 2001

             Cash                                              (9%)
             Basic Materials                                   (3%)
             Consumer Cyclical                                (16%)
             Consumer Non-Cyclical                             (2%)
             Energy                                            (7%)
             Financial                                        (14%)
             Health Care                                      (15%)
             Industrial                                       (12%)
             Services                                          (4%)
             Technology                                       (14%)
             Transportation                                    (2%)
             Utilities                                         (2%)

            % of Total Portfolio Investments


                     TOP TEN HOLDINGS - JUNE 30, 2001

            Harman International                              2.8%
            Fisher Scientific International                   2.0%
            Bell Microproducts                                1.7%
            APW                                               1.7%
            Fair Isaac & Company                              1.6%
            Hooper Holmes                                     1.6%
            Bally Total Fitness                               1.6%
            Ocwen Financial                                   1.5%
            Alpharma                                          1.5%
            Haemonetics                                       1.3%
            ------------------------------------------------------
            % OF TOTAL PORTFOLIO INVESTMENTS                 17.3%

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO

Dear Shareholder:

The first six months of 2001 were characterized by a persistent pattern of deteriorating business fundamentals in technology. The Portfolio fell by 37.06%, compared to the 10.80% drop of the PSE Technology Index(R), the Portfolio's current benchmark, and the 29.74% decline of the Soundview Technology Index, the Portfolio's former benchmark, during the period.

PERFORMANCE DISCUSSION

During the past six months, we continued to witness negative business momentum across all major subsectors of technology, which resulted in a prevalence of disappointing earnings reports and negative preannouncements. Corporate information technology spending was reduced or deferred due to the uncertain macroeconomic environment. The fundamental deterioration in the sector was rapid, starting in the semiconductor, semiconductor capital equipment, PC and hardware, telecom services and equipment areas and spreading to other industries, including enterprise networking, storage, and software. By the end of the first quarter, no technology subsector was immune from the decline. The Federal Reserve began a series of rate cuts, which helped a few select companies within the battered emerging telecom industry to raise much-needed additional capital. However, the euphoria was short lived, as the capital markets tightened again and investors refocused on near-term fundamentals.

The second quarter was somewhat of a dichotomy. The backdrop of continuing deterioration of fundamentals remained while sentiment and stock prices improved somewhat, as investors began to search for signs of a bottoming process in fundamentals and look beyond near-term issues toward recovery. The Fed continued its work on key interest rates, which included a surprise inter-meeting cut in April. However, business momentum remained negative across nearly every area of technology.

Although we reduced our exposure to both the telecommunications service providers and equipment groups over the last six months, the portfolio was still affected, as the data networking/telecom equipment subsector remained one of our larger weightings. In addition to the deceleration in domestic technology spending, signs of weakness in spending globally began to emerge, affecting many U.S. companies. In particular, Europe began to see a softening in both service provider and IT spending during the second quarter.

LOOKING FORWARD

We want to reiterate that our long-term outlook and optimism remain the same for the technology sector. We believe the key long-term drivers that should help restart technology spending and reaccelerate growth rates remain intact. However, near-term visibility in technology fundamentals remains cloudy at best. While it was encouraging that investors appeared to be more willing to look beyond near-term issues in the second quarter, the present outlook for fundamentals is still poor. Following the close of the second quarter, we have already witnessed several negative preannouncements for the June quarter. And similar to previous quarters, every subsector saw its share of disappointing earnings forecasts. Even with the latest wave of preannouncements, we believe a bottoming process has begun with respect to the deterioration of fundamentals. While concerns remain, particularly the softening in Europe, we continue to believe we will see a slight recovery in technology fundamentals by the end of this year and into 2002.

Sincerely,


/s/ Michael K. Ma

Michael K. Ma
Portfolio Manager

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURN(1) AS OF JUNE 30, 2001
--------------------------------------------------------------------------------
                                                      Annualized    Annualized
                                  Six      One Year   Three Year   Inception to
                                Months(2)   Return      Return       Date(3)
--------------------------------------------------------------------------------
PBHG Technology &
  Communications Portfolio      (37.06)%    (68.85)%     12.77%       13.20%
--------------------------------------------------------------------------------

      COMPARISON OF CHANGE IN THE VALUE OF A $10,000 INVESTMENT IN THE PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO VERSUS THE SOUNDVIEW TECHNOLOGY INDEX, THE PSE TECHNOLOGY INDEX(R) AND THE LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE

Date       PBHG         Soundview         Lipper               Pacific Exchange
           Tech & Comm  Technology Index  Science & Technology Technology 100
                                           Funds
04/30/97    10,000       10,000           10,000                10,000

05/31/97     9,990       11,342           11,364                11,210

06/30/97    10,320       11,369           11,499                11,288

07/31/97    11,550       13,164           12,990                13,031

08/31/97    11,490       13,567           12,992                13,014

09/30/97    12,290       13,895           13,646                13,456

10/31/97    10,790       12,286           12,452                12,074

11/30/97    10,550       12,152           12,340                12,108

12/31/97    10,410       11,333           12,020                11,640

01/31/98    10,040       11,611           12,326                12,116

02/28/98    11,150       13,111           13,739                13,602

03/31/98    11,590       13,051           14,131                13,870

04/30/98    11,860       13,946           14,692                14,412

05/31/98    10,840       12,635           13,638                13,272

06/30/98    11,690       13,322           14,697                13,881

07/31/98    11,082       13,042           14,460                13,846

08/31/98     9,331       10,055           11,571                11,251

09/30/98    10,642       11,570           13,121                12,844

10/31/98    10,812       12,713           14,061                14,301

11/30/98    12,032       14,099           15,962                15,889

12/31/98    13,762       16,129           18,560                18,050

01/31/99    16,613       18,647           21,512                20,697

02/28/99    14,832       16,311           19,640                18,574

03/31/99    17,423       17,460           21,877                19,996

04/30/99    18,543       17,972           22,575                20,703

05/31/99    17,773       18,544           22,282                21,308

06/30/99    20,283       20,903           24,966                24,133

07/31/99    19,973       20,952           24,712                23,989

08/31/99    21,573       22,224           26,021                25,224

09/30/99    22,063       22,699           26,901                25,260

10/31/99    26,494       25,165           29,798                26,749

11/30/99    31,475       29,668           34,927                30,608

12/31/99    46,017       37,062           43,801                39,140

01/31/00    47,367       36,059           42,724                38,294

02/29/00    67,680       47,112           54,815                47,031

03/31/00    57,469       47,210           52,480                46,801

04/30/00    47,577       43,724           46,014                43,823

05/31/00    39,836       38,735           40,382                40,067

06/30/00    53,808       43,505           47,312                44,375

07/31/00    49,107       40,387           45,031                41,393

08/31/00    57,549       47,317           52,011                47,158

09/30/00    53,118       41,681           46,742                41,860

10/31/00    43,064       37,549           41,381                39,154

11/30/00    26,376       27,759           30,506                32,731

12/31/00    26,634       26,925           29,823                32,832

01/31/01    28,570       30,274           32,710                37,003

02/28/01    20,032       20,584           23,564                30,255

03/31/01    14,946       16,681           19,530                26,708

04/30/01    18,591       20,671           23,387                31,056

05/31/01    17,656       19,487           22,384                29,939

06/30/01    16,763       18,918           22,086                29,287



(1) Performance is historical, reflects the reinvestment of all distributions and is not indicative of future results. The performance figures quoted may be lower at this time due to recent market volatility. Securities of smaller companies involve more risk and price volatility than larger, more established companies. Funds that concentrate investments in one or a group of industries may involve greater risks than more diversified funds, including greater potential for volatility. In addition, the products of technology companies may be subject to severe competition and rapid obsolescence. The investment return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. The technology sector performed exceptionally well in 1999 and the first quarter of 2000 and PBHG Insurance Series Fund benefited from that performance. Achieving such exceptional returns involves the risk of volatility and investors should not expect that they can be repeated. The returns for certain periods may reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance may have been lower. This information must be preceded or accompanied by a prospectus. Investors should read the prospectus carefully before investing or sending any money.

(2)  The six month return has not been annualized.

(3) The PBHG Technology & Communications Portfolio commenced operations on April 30, 1997.

(4) The Soundview Technology Index is an equal dollar weighted index designed to measure the performance of the technology industry. It is comprised of 100 major technology companies chosen by Soundview Financial Group. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(5) PSE Technology Index(R) is a price-weighted index of the top 100 U.S. technology stocks. The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing. The Index is not intended to imply the Portfolio's past or future performance. A direct investment in the Index is not possible.

(6) The Lipper Science & Technology Funds Average represents the average performance of 367 mutual funds classified by Lipper, Inc. in the Science & Technology category. The performance figures are based on changes in net asset value of the Funds in the category with all capital gains distributions and income dividends reinvested. The Average is not intended to imply the Portfolio's past or future performance. A direct investment in the Average is not possible.

(7) Effective in June 2001, the Fund changed its benchmark from the Soundview Technology Index to the PSE Technology Index(R).

                      SECTOR WEIGHTINGS - AT JUNE 30, 2001

                Cash                                                (5%)
                Consumer Cyclical                                   (4%)
                Industrial                                          (2%)
                Services                                            (5%)
                Technology                                         (84%)

               % of Total Portfolio Investments

                        TOP TEN HOLDINGS - JUNE 30, 2001

               Cisco Systems                                       5.7%
               Qualcomm                                            5.3%
               Siebel Systems                                      4.7%
               Microsoft                                           4.1%
               RF Micro Devices                                    3.5%
               Ciena                                               3.2%
               eBay                                                3.0%
               Telefonaktiebolaget LM Ericsson ADR                 2.9%
               Intel                                               2.7%
               Nokia Oyj ADR                                       2.5%
               --------------------------------------------------------
               % OF TOTAL PORTFOLIO INVESTMENTS                   37.6%

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2001 (UNAUDITED)


--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 88.5%
CONSUMER CYCLICAL -- 11.8%
AUDIO/VIDEO PRODUCTS -- 1.3%
Polycom*                                                   137,300       $ 3,170
                                                                         -------
                                                                           3,170
--------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.0%
Electronic Arts*                                            40,400         2,339
                                                                         -------
                                                                           2,339
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 2.2%
Macrovision*                                                77,400         5,302
                                                                         -------
                                                                           5,302
--------------------------------------------------------------------------------
MULTIMEDIA -- 2.7%
Gemstar-TV Guide International*                            151,000         6,433
                                                                         -------
                                                                           6,433
--------------------------------------------------------------------------------
RETAIL-BEDDING -- 2.1%
Bed Bath & Beyond*                                         161,300         5,032
                                                                         -------
                                                                           5,032
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 2.5%
CEC Entertainment*                                          27,800         1,372
Starbucks*                                                 202,200         4,651
                                                                         -------
                                                                           6,023
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $23,508)                                    28,299
                                                                         -------
--------------------------------------------------------------------------------
ENERGY -- 2.4%
OIL & GAS DRILLING -- 0.5%
Diamond Offshore Drilling                                   23,800           787
Pride International*                                        19,200           365
                                                                         -------
                                                                           1,152
--------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.9%
BJ Services*                                                32,900           934
Hanover Compressor*                                         78,200         2,588
Weatherford International*                                  22,400         1,075
                                                                         -------
                                                                           4,597
                                                                         -------
TOTAL ENERGY (COST $6,384)                                                 5,749
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 1.3%
FINANCE-AUTO LOANS -- 1.0%
AmeriCredit*                                                45,000         2,338
                                                                         -------
                                                                           2,338
--------------------------------------------------------------------------------
REINSURANCE -- 0.3%
Odyssey Re Holdings*                                        44,800           809
                                                                         -------
                                                                             809
                                                                         -------
TOTAL FINANCIAL (COST $2,790)                                              3,147
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 31.2%
DIAGNOSTIC EQUIPMENT -- 2.1%
Cytyc*                                                     223,000         5,140
                                                                         -------
                                                                           5,140
--------------------------------------------------------------------------------
DRUG DELIVERY SYSTEMS -- 2.7%
Andrx*                                                      76,900         5,921
Noven Pharmaceuticals*                                      15,600           611
                                                                         -------
                                                                           6,532
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 2.7%
Biomet                                                      91,300         4,388
Techne*                                                     64,700         2,103
                                                                         -------
                                                                           6,491
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 2.0%
Laboratory Corporation Of America*                          61,400         4,722
                                                                         -------
                                                                           4,722
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.4%
Minimed*                                                    91,100         4,373
Varian Medical Systems*                                     52,400         3,747
                                                                         -------
                                                                           8,120
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 5.5%
Enzon*                                                      26,200         1,637
Genzyme*                                                    44,600         2,721
Incyte Genomics*                                            35,300           865
Inhale Therapeutic Systems*                                 28,200           649
Invitrogen*                                                102,000         7,324
                                                                         -------
                                                                          13,196
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 7.0%
Celgene*                                                    91,500         2,640
King Pharmaceuticals*                                       96,900         5,208
Medicis Pharmaceutical, Cl A*                               76,500         4,054
Teva Pharmaceutical ADR                                     78,300         4,878
                                                                         -------
                                                                          16,780
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 1.4%
LifePoint Hospitals*                                        75,100         3,325
                                                                         -------
                                                                           3,325
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 4.4%
Accredo Health*                                             67,300         2,503
AdvancePCS*                                                 57,700         3,696
Express Scripts, Cl A*                                      79,000         4,347
                                                                         -------
                                                                          10,546
                                                                         -------
TOTAL HEALTH CARE (COST $60,447)                                          74,852
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 3.5%
ELECTRONICS-MILITARY -- 1.0%
L-3 Communications*                                         32,000         2,442
                                                                         -------
                                                                           2,442
--------------------------------------------------------------------------------
INDUSTRIAL AUTOMATION/ROBOTICS -- 0.1%
Cognex*                                                      9,400           318
                                                                         -------
                                                                             318
--------------------------------------------------------------------------------

                                       11

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--------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


--------------------------------------------------------------------------------
                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
INSTRUMENTS-CONTROLS -- 0.6%
Mettler-Toledo International*                                35,000      $ 1,514
                                                                         -------
                                                                           1,514
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 1.0%
PerkinElmer                                                  88,000        2,423
                                                                         -------
                                                                           2,423
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.8%
Shaw Group*                                                  49,100        1,969
                                                                         -------
                                                                           1,969
                                                                         -------
TOTAL INDUSTRIAL (COST $8,544)                                             8,666
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 10.1%
ADVERTISING SALES -- 1.4%
Lamar Advertising*                                           76,900        3,384
                                                                         -------
                                                                           3,384
--------------------------------------------------------------------------------
ADVERTISING SERVICES -- 1.7%
Getty Images*                                               158,500        4,162
                                                                         -------
                                                                           4,162
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.2%
Convergys*                                                   12,000          363
                                                                         -------
                                                                             363
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 1.1%
BISYS Group                                                  44,200        2,608
                                                                         -------
                                                                           2,608
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.2%
Corporate Executive Board*                                   66,700        2,801
                                                                         -------
                                                                           2,801
--------------------------------------------------------------------------------
E-COMMERCE/SERVICES -- 2.1%
eBay*                                                        74,800        5,123
                                                                         -------
                                                                           5,123
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 0.7%
Pharmaceutical Product Development*                          55,700        1,699
                                                                         -------
                                                                           1,699
--------------------------------------------------------------------------------
SCHOOLS -- 1.7%
Apollo Group, Cl A*                                          93,900        3,986
                                                                         -------
                                                                           3,986
                                                                         -------
TOTAL SERVICES (COST $22,544)                                             24,126
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 28.2%
APPLICATIONS SOFTWARE -- 7.5%
Citrix Systems*                                              33,800        1,180
Mercury Interactive*                                         65,100        3,899
Peregrine Systems*                                          193,700        5,617
Quest Software*                                             145,000        5,474
Rational Software*                                           64,300        1,804
                                                                         -------
                                                                          17,974
--------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 2.4%
Triton PCS Holdings, Cl A*                                   84,700      $ 3,473
Western Wireless, Cl A*                                      51,800        2,227
                                                                         -------
                                                                           5,700
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.5%
Ulticom*                                                     33,000        1,115
                                                                         -------
                                                                           1,115
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.6%
Henry (Jack) & Associates                                    45,000        1,395
                                                                         -------
                                                                           1,395
--------------------------------------------------------------------------------
EDUCATIONAL SOFTWARE -- 1.9%
SmartForce ADR*                                             131,500        4,633
                                                                         -------
                                                                           4,633
--------------------------------------------------------------------------------
E-SERVICES/CONSULTING -- 0.7%
Intranet Solutions*                                          45,700        1,739
                                                                         -------
                                                                           1,739
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.6%
Microchip Technology*                                        37,600        1,257
Microsemi*                                                   20,000        1,420
Nvidia*                                                      39,200        3,636
                                                                         -------
                                                                           6,313
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 3.9%
Advent Software*                                             49,600        3,150
Business Objects ADR*                                        38,200          901
Informatica*                                                 88,200        1,531
Manugistics Group*                                           51,800        1,300
Micromuse*                                                   85,700        2,399
                                                                         -------
                                                                           9,281
--------------------------------------------------------------------------------
INTERNET APPLICATIONS SOFTWARE -- 1.6%
Interwoven*                                                  81,800        1,382
Netegrity*                                                   44,700        1,341
Webex Communications*                                        44,400        1,184
                                                                         -------
                                                                           3,907
--------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.0%
Openwave Systems*                                            72,600        2,519
                                                                         -------
                                                                           2,519
--------------------------------------------------------------------------------
INTERNET SECURITY -- 1.5%
Internet Security Systems*                                   73,700        3,579
                                                                         -------
                                                                           3,579
--------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 1.4%
ONI Systems*                                                117,400        3,275
                                                                         -------
                                                                           3,275
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.2%
Comverse Technology*                                         43,400        2,478
Sonus Networks*                                             121,600        2,841
                                                                         -------
                                                                           5,319
--------------------------------------------------------------------------------

                                       12

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-------------------------------------------------------------------------------
PBHG GROWTH II PORTFOLIO


-------------------------------------------------------------------------------
                                                       Shares/Face      Market
Description                                            Amount (000)  Value (000)
-------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 0.2%
Time Warner Telecom, Cl A*                                 14,300      $    479
                                                                       --------
                                                                            479
-------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.2%
RF Micro Devices*                                          21,400           577
                                                                       --------
                                                                            577
                                                                       --------
TOTAL TECHNOLOGY (COST $74,435)                                          67,805
                                                                       --------
TOTAL COMMON STOCK (COST $198,652)                                      212,644
                                                                       --------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 15.1%
Morgan Stanley
   4.00%, dated 06/29/01, matures 07/02/01,
   repurchase price $36,306,011 (collateralized
   by U.S. Government Obligations: total
   market value $37,120,960) (A)                        $  36,294        36,294
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $36,294)                                36,294
                                                                       --------
TOTAL INVESTMENTS -- 103.6% (COST $234,946)                             248,938
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (3.6)%
TOTAL OTHER ASSETS & LIABILITIES, NET                                    (8,786)
                                                                       --------
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 17,445,143 outstanding shares
   of beneficial interest                                               431,325
Accumulated net investment loss                                            (531)
Accumulated net realized loss on investments                           (204,634)
Net unrealized appreciation on investments                               13,992
                                                                      ---------
TOTAL NET ASSETS -- 100.0%                                            $ 240,152
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                      $ 13.77
                                                                        =======

* Non-income producing security

(A) -- Tri-Party Repurchase Agreement

ADR -- American Depositary Receipt

Cl  -- Class

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 94.6%
CONSUMER CYCLICAL -- 16.2%
BROADCAST SERVICES/PROGRAMMING -- 3.6%
Clear Channel Communications*                                233,500     $14,640
                                                                         -------
                                                                          14,640
--------------------------------------------------------------------------------
MULTIMEDIA -- 9.6%
AOL Time Warner*                                             410,400      21,751
Gemstar-TV Guide International*                              413,200      17,602
                                                                         -------
                                                                          39,353
--------------------------------------------------------------------------------
RETAIL-DRUG STORE -- 3.0%
Walgreen                                                     354,600      12,110
                                                                         -------
                                                                          12,110
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $60,432)                                    66,103
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 17.6%
DIVERSIFIED FINANCIAL SERVICES -- 7.9%
Citigroup                                                    614,433      32,467
                                                                         -------
                                                                          32,467
--------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 6.2%
Freddie Mac                                                  360,400      25,228
                                                                         -------
                                                                          25,228
--------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 3.5%
American International Group                                 166,500      14,319
                                                                         -------
                                                                          14,319
                                                                         -------
TOTAL FINANCIAL (COST $64,317)                                            72,014
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.9%
MEDICAL-BIOMEDICAL/GENETIC -- 3.5%
Amgen*                                                       234,400      14,223
                                                                         -------
                                                                          14,223
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 6.1%
Pfizer                                                       620,800      24,863
                                                                         -------
                                                                          24,863
--------------------------------------------------------------------------------
MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 5.3%
Cardinal Health                                              314,850      21,725
                                                                         -------
                                                                          21,725
                                                                         -------
TOTAL HEALTH CARE (COST $64,093)                                          60,811
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 8.5%
DIVERSIFIED MANUFACTURING OPERATIONS -- 8.5%
Tyco International                                           639,800      34,869
                                                                         -------
                                                                          34,869
                                                                         -------
TOTAL INDUSTRIAL (COST $35,632)                                           34,869
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 15.1%
ADVERTISING AGENCIES -- 5.0%
Omnicom Group                                                236,100      20,305
                                                                         -------
                                                                          20,305
--------------------------------------------------------------------------------
COMMERCIAL SERVICES-FINANCE -- 4.3%
Concord EFS*                                                 337,400      17,548
                                                                         -------
                                                                          17,548
--------------------------------------------------------------------------------
COMPUTER SERVICES -- 5.8%
Electronic Data Systems                                      383,900      23,994
                                                                         -------
                                                                          23,994
                                                                         -------
TOTAL SERVICES (COST $60,385)                                             61,847
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 18.5%
APPLICATIONS SOFTWARE -- 3.8%
Siebel Systems*                                              336,600      15,786
                                                                         -------
                                                                          15,786
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 5.2%
Veritas Software*                                            317,775      21,141
                                                                         -------
                                                                          21,141
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 7.4%
Nokia Oyj ADR                                                676,500      14,910
Qualcomm*                                                    261,300      15,281
                                                                         -------
                                                                          30,191
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 2.1%
Ciena*                                                       223,700       8,501
                                                                         -------
                                                                           8,501
                                                                         -------
TOTAL TECHNOLOGY (COST $88,785)                                           75,619
                                                                         -------
--------------------------------------------------------------------------------
UTILITIES -- 3.8%
Independent Power Producer -- 3.8%
Calpine*                                                     409,900      15,494
                                                                         -------
                                                                          15,494
                                                                         -------
TOTAL UTILITIES (COST $16,741)                                            15,494
                                                                         -------
TOTAL COMMON STOCK (COST $390,385)                                       386,757
                                                                         -------
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 7.4%
Deutsche
   3.99%, dated 06/29/01, matures 07/02/01,
   repurchase price $17,909,716 (collateralized
   by U.S. Government Obligations: total
   market value $18,264,364) (A)                            $ 17,904      17,904

J.P. Morgan
   3.99%, dated 06/29/01, matures 07/02/01,
   repurchase price $12,537,895 (collateralized
   by U.S. Government Obligations:  total
   market value $12,788,432) (A)                              12,534      12,534
                                                                         -------
TOTAL REPURCHASE AGREEMENTS (COST $30,438)                                30,438
                                                                         -------
--------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT 20 PORTFOLIO



--------------------------------------------------------------------------------
                                                                       Market
Description                                                          Value (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.0%  (Cost $420,823)                          $ 417,195
                                                                      ---------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (2.0)%
TOTAL OTHER ASSETS & LIABILITIES, NET                                    (8,245)
                                                                      ---------
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 23,684,453 outstanding shares
   of beneficial interest                                               439,693
Accumulated net investment loss                                            (240)
Accumulated net realized loss on investments                            (26,875)
Net unrealized depreciation on investments                               (3,628)
                                                                      ---------
TOTAL NET ASSETS -- 100.0%                                            $ 408,950
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                    $   17.27
                                                                      =========

* Non-income producing security
(A) -- Tri-Party Repurchase Agreement
ADR -- American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO


SCHEDULE OF INVESTMENTS
AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 96.4%
CONSUMER CYCLICAL -- 7.2%
MULTIMEDIA -- 7.2%
AOL Time Warner*                                            270,000      $14,310
Walt Disney                                                 350,000       10,111
                                                                         -------
                                                                          24,421
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $24,090)                                    24,421
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 3.8%
FOOD-MISCELLANEOUS/DIVERSIFIED -- 3.8%
Quaker Oats                                                 141,500       12,912
                                                                         -------
                                                                          12,912
                                                                         -------
TOTAL CONSUMER NON-CYCLICAL (COST $12,871)                                12,912
--------------------------------------------------------------------------------
ENERGY -- 8.9%
OIL COMPANIES-EXPLORATION & Production -- 5.5%
Anadarko Petroleum                                          190,000       10,266
Burlington Resources                                        210,000        8,389
                                                                         -------
                                                                          18,655
--------------------------------------------------------------------------------
PIPELINES -- 3.4%
EL Paso                                                     217,000       11,401
                                                                         -------
                                                                          11,401
                                                                         -------
TOTAL ENERGY (COST $34,629)                                               30,056
                                                                         -------
--------------------------------------------------------------------------------
FINANCIAL -- 22.5%
DIVERSIFIED FINANCIAL SERVICES -- 3.3%
Citigroup                                                   212,333       11,220
                                                                         -------
                                                                          11,220
--------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 3.1%
Goldman Sachs Group                                         119,900       10,287
                                                                         -------
                                                                          10,287
--------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 2.2%
Cigna                                                        77,300        7,407
                                                                         -------
                                                                           7,407
--------------------------------------------------------------------------------
MONEY CENTER BANKS -- 3.6%
JP Morgan Chase                                             271,200       12,096
                                                                         -------
                                                                          12,096
--------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 2.9%
Chubb                                                       128,400        9,942
                                                                         -------
                                                                           9,942
--------------------------------------------------------------------------------
SUPER-REGIONAL BANKS-US -- 7.4%
PNC Financial Services Group                                183,600       12,079
US Bancorp                                                  560,000       12,762
                                                                         -------
                                                                          24,841
                                                                         -------
TOTAL FINANCIAL (COST $73,370)                                            75,793
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 14.1%
MEDICAL-DRUGS -- 11.1%
American Home Products                                      215,200      $12,576
Bristol-Myers Squibb                                        236,500       12,369
Schering-Plough                                             339,700       12,311
                                                                         -------
                                                                          37,256
--------------------------------------------------------------------------------
MEDICAL-HMO -- 3.0%
Aetna*                                                      395,800       10,239
                                                                         -------
                                                                          10,239
                                                                         -------
TOTAL HEALTH CARE (COST $48,716)                                          47,495
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 7.3%
DIVERSIFIED MANUFACTURING OPERATIONS -- 7.3%
General Electric                                            265,000       12,919
Tyco International                                          211,600       11,532
                                                                         -------
                                                                          24,451
                                                                         -------
TOTAL INDUSTRIAL (COST $24,078)                                           24,451
                                                                         -------
--------------------------------------------------------------------------------
SERVICES -- 7.9%
TELEPHONE-INTEGRATED -- 7.9%
AT&T                                                        482,400       10,613
Sprint (FON Group)                                          753,200       16,088
                                                                         -------
                                                                          26,701
                                                                         -------
TOTAL SERVICES (COST $26,182)                                             26,701
                                                                         -------
--------------------------------------------------------------------------------
TECHNOLOGY -- 24.7%
APPLICATIONS SOFTWARE -- 3.3%
Microsoft*                                                  150,000       10,950
                                                                         -------
                                                                          10,950
--------------------------------------------------------------------------------
COMPUTERS -- 6.9%
Apple Computer*                                             668,600       15,545
Dell Computer*                                              300,000        7,845
                                                                         -------
                                                                          23,390
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.9%
EMC                                                         339,000        9,848
                                                                         -------
                                                                           9,848
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.1%
Intel                                                       293,000        8,570
Texas Instruments                                           273,000        8,600
                                                                         -------
                                                                          17,170
--------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.4%
Oracle*                                                     423,000        8,037
                                                                         -------
                                                                           8,037
--------------------------------------------------------------------------------
SATELLITE TELECOMMUNICATIONS -- 4.1%
General Motors, Cl H*                                       678,600       13,742
                                                                         -------
                                                                          13,742
                                                                         -------
TOTAL TECHNOLOGY (COST $79,980)                                           83,137
                                                                         -------
TOTAL COMMON STOCK (COST $323,916)                                       324,966
                                                                         -------
--------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SELECT VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                                           Face        Market
Description                                            Amount (000)  Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.1%

Morgan Stanley
   4.00%, dated 06/29/01, matures 07/02/01,
   repurchase price $17,054,641 (collateralized
   by U.S. Government Obligations: total
   market value $17,401,753) (A)                         $ 17,049       $ 17,049
                                                                        --------
TOTAL REPURCHASE AGREEMENT (COST $17,049)                                 17,049
                                                                        --------
TOTAL INVESTMENTS -- 101.5%  (COST $340,965)                            $342,015
                                                                        ========


Percentages are based on Net Assets of $337,069,620

* Non-income producing security

(A) -- Tri-Party Repurchase Agreement

Cl  -- Class



The accompanying notes are an integral part of the financial statements.

PBHG Insurance Series Fund
--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
COMMON STOCK -- 91.9%
BASIC MATERIALS -- 2.9%
ADVANCED MATERIALS/PRODUCTS -- 0.6%
Coorstek*                                                    61,600      $ 2,310
                                                                         -------
                                                                           2,310
--------------------------------------------------------------------------------
AGRICULTURAL CHEMICALS -- 0.6%
IMC Global                                                  213,200        2,175
                                                                         -------
                                                                           2,175
--------------------------------------------------------------------------------
CHEMICALS-DIVERSIFIED -- 0.9%
Hercules                                                    165,600        1,871
Solutia                                                     111,200        1,418
                                                                         -------
                                                                           3,289
--------------------------------------------------------------------------------
CHEMICALS-SPECIALTY -- 0.6%
Cytec Industries*                                            55,800        2,120
                                                                         -------
                                                                           2,120
--------------------------------------------------------------------------------
METAL-ALUMINUM -- 0.0%
Commonwealth Industries                                      24,800          111
                                                                         -------
                                                                             111
--------------------------------------------------------------------------------
PAPER & RELATED PRODUCTS -- 0.2%
Louisiana-Pacific                                            50,200          589
                                                                         -------
                                                                             589
                                                                         -------
TOTAL BASIC MATERIALS (COST $10,837)                                      10,594
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER CYCLICAL -- 16.6%
AUDIO/VIDEO PRODUCTS -- 2.8%
Harman International                                        276,900       10,547
                                                                         -------
                                                                          10,547
--------------------------------------------------------------------------------
AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.2%
Tower Automotive*                                            90,900          932
                                                                         -------
                                                                             932
--------------------------------------------------------------------------------
BUILDING-RESIDENTIAL/COMMERCIAL -- 0.2%
Centex                                                       15,500          632
                                                                         -------
                                                                             632
--------------------------------------------------------------------------------
CABLE TV -- 2.2%
Insight Communications*                                     144,600        3,615
Lodgenet Entertainment*                                     141,500        2,476
Mediacom Communications*                                    143,700        2,012
                                                                         -------
                                                                           8,103
--------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE -- 1.7%
Bell Microproducts*                                         534,050        6,387
                                                                         -------
                                                                           6,387
--------------------------------------------------------------------------------
MOTION PICTURES & SERVICES -- 0.8%
Zomax*                                                      340,100        3,030
                                                                         -------
                                                                           3,030
--------------------------------------------------------------------------------
PUBLISHING-NEWSPAPERS -- 0.9%
Journal Register*                                            43,000          692
Pulitzer                                                     49,800        2,629
                                                                         -------
                                                                           3,321
--------------------------------------------------------------------------------
RACETRACKS -- 0.3%
Dover Downs Entertainment                                    47,400          730
Speedway Motorsports*                                        14,300          361
                                                                         -------
                                                                           1,091
--------------------------------------------------------------------------------
RECREATIONAL CENTERS -- 1.6%
Bally Total Fitness*                                        199,400        5,904
                                                                         -------
                                                                           5,904
--------------------------------------------------------------------------------
RESORTS/THEME PARKS -- 0.3%
Six Flags*                                                   58,200        1,225
                                                                         -------
                                                                           1,225
--------------------------------------------------------------------------------
RETAIL-APPAREL/SHOE -- 0.7%
Ann Taylor Stores*                                           35,600        1,274
Kenneth Cole Productions*                                    57,600        1,161
                                                                         -------
                                                                           2,435
--------------------------------------------------------------------------------
RETAIL-BOOKSTORE -- 0.3%
Barnes & Noble*                                              27,700        1,090
                                                                         -------
                                                                           1,090
--------------------------------------------------------------------------------
RETAIL-COMPUTER EQUIPMENT -- 0.5%
PC Connection*                                              109,300        1,749
                                                                         -------
                                                                           1,749
--------------------------------------------------------------------------------
RETAIL-CONSUMER ELECTRONICS -- 0.8%
Tweeter Home Entertainment Group*                            88,300        3,117
                                                                         -------
                                                                           3,117
--------------------------------------------------------------------------------
RETAIL-CONVENIENCE STORE -- 0.7%
Casey's General Stores                                      208,100        2,705
                                                                         -------
                                                                           2,705
--------------------------------------------------------------------------------
RETAIL-RESTAURANTS -- 0.6%
AFC Enterprises*                                             26,300          504
Papa John's International*                                   38,300          971
Wendy's International                                        35,100          896
                                                                         -------
                                                                           2,371
--------------------------------------------------------------------------------
TELEVISION -- 2.0%
Acme Communications*                                        131,200        1,077
Paxson Communications*                                      171,800        2,319
Young Broadcasting, Cl A*                                   121,000        4,063
                                                                         -------
                                                                           7,459
                                                                         -------
TOTAL CONSUMER CYCLICAL (COST $53,581)                                    62,098
                                                                         -------
--------------------------------------------------------------------------------
CONSUMER NON-CYCLICAL -- 2.5%
CONSUMER PRODUCTS-MISCELLANEOUS -- 0.3%
Playtex Products*                                            93,900        1,005
                                                                         -------
                                                                           1,005
--------------------------------------------------------------------------------

[LOGO] PBHG Insurance Series Fund
------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO



------------------------------------------------------------------------------
                                                                      Market
Description                                                Shares   Value (000)
------------------------------------------------------------------------------
FOOD-BAKING -- 0.7%
Earthgrains                                                62,000       $1,612
Interstate Bakeries                                        63,700        1,019
                                                                        ------
                                                                         2,631
------------------------------------------------------------------------------
FOOD-MISCELLANEOUS/DIVERSIFIED -- 1.5%
Dole Food                                                  87,500        1,667
Hain Celestial Group*                                     181,900        4,002
                                                                        ------
                                                                         5,669
                                                                        ------
TOTAL CONSUMER NON-CYCLICAL (COST $9,839)                                9,305
                                                                        ------
------------------------------------------------------------------------------
ENERGY -- 6.8%
OIL & GAS DRILLING -- 1.4%
Atwood Oceanics*                                           96,400        3,384
Pride International*                                      100,000        1,900
                                                                        ------
                                                                         5,284
------------------------------------------------------------------------------
OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.4%
Louis Dreyfus Natural Gas*                                 22,900          798
Newfield Exploration*                                      23,400          750
Noble Affiliates                                           51,300        1,813
Unit*                                                      99,400        1,576
Westport Resources*                                        13,700          288
                                                                        ------
                                                                         5,225
------------------------------------------------------------------------------
OIL REFINING & MARKETING -- 0.4%
Tesoro Petroleum*                                         110,700        1,395
                                                                        ------
                                                                         1,395
------------------------------------------------------------------------------
OIL-FIELD MACHINES & EQUIPMENT -- 1.4%
Grant Prideco*                                            158,700        2,776
Hydril*                                                    54,200        1,234
Universal Compression Holdings*                            45,300        1,287
                                                                        ------
                                                                         5,297
------------------------------------------------------------------------------
OIL-FIELD SERVICES -- 1.9%
CAL Dive International*                                    65,100        1,601
Global Industries*                                        172,100        2,146
Key Energy Services*                                       72,000          780
Newpark Resources*                                        234,000        2,597
                                                                        ------
                                                                         7,124
------------------------------------------------------------------------------
PIPELINES -- 0.3%
Aquila*                                                    44,800        1,104
                                                                        ------
                                                                         1,104
                                                                        ------
TOTAL ENERGY (COST $24,818)                                             25,429
                                                                        ------
------------------------------------------------------------------------------
FINANCIAL -- 14.0%
COMMERCIAL BANKS-EASTERN US -- 0.6%
Banknorth Group                                            57,900        1,311
Valley National Bancorp                                    33,523          950
                                                                        ------
                                                                         2,261
------------------------------------------------------------------------------
COMMERCIAL BANKS-WESTERN US -- 0.9%
City National                                              72,691        3,219
                                                                        ------
                                                                         3,219
------------------------------------------------------------------------------
FINANCE-INVESTMENT BANKER/BROKER -- 0.6%
Knight Trading Group*                                     214,700       $2,295
                                                                        ------
                                                                         2,295
------------------------------------------------------------------------------
FINANCE-MORTGAGE LOAN/BANKER -- 0.1%
American Home Mortgage Holdings                            31,100          370
                                                                        ------
                                                                           370
------------------------------------------------------------------------------
INSURANCE BROKERS -- 0.3%
Willis Group Holdings*                                     64,700        1,148
                                                                        ------
                                                                         1,148
------------------------------------------------------------------------------
INVESTMENT MANAGEMENT/ADVISORY SERVICES -- 1.2%
Affiliated Managers Group*                                 76,000        4,674
                                                                        ------
                                                                         4,674
------------------------------------------------------------------------------
LIFE/HEALTH INSURANCE -- 1.2%
Delphi Financial Group, Cl A                               16,500          635
Mony Group                                                 24,600          987
Scottish Annuity & Life Holdings                          131,700        1,671
Stancorp Financial Group                                   23,400        1,109
                                                                        ------
                                                                         4,402
------------------------------------------------------------------------------
MULTI-LINE INSURANCE -- 0.8%
HCC Insurance Holdings                                    116,500        2,854
                                                                        ------
                                                                         2,854
------------------------------------------------------------------------------
PROPERTY/CASUALTY INSURANCE -- 0.5%
Fidelity National Financial                                42,100        1,034
First American Financial                                   36,400          689
                                                                        ------
                                                                         1,723
------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT/SERVICES -- 0.3%
Trammell Crow*                                             90,200          997
                                                                        ------
                                                                           997
------------------------------------------------------------------------------
REINSURANCE -- 1.8%
Annuity and Life                                           46,200        1,652
Odyssey Re Holdings*                                      227,300        4,107
Trenwick Group                                             46,300        1,061
                                                                        ------
                                                                         6,820
------------------------------------------------------------------------------
REITS-APARTMENTS -- 0.0%
Pennsylvania Real Estate Investment Trust                   3,300           82
                                                                        ------
                                                                            82
------------------------------------------------------------------------------
REITS-MORTGAGE -- 0.7%
America First Mortgage Investments                        106,100          787
Annaly Mortgage Management                                 94,600        1,297
Anthracite Capital                                         55,700          616
                                                                        ------
                                                                         2,700
------------------------------------------------------------------------------
REITS-OFFICE PROPERTY -- 0.5%
Mack-Cali Realty                                           70,500        2,008
                                                                        ------
                                                                         2,008
------------------------------------------------------------------------------
REITS-REGIONAL MALLS -- 0.9%
CBL & Associates Properties                                27,800          853
Rouse                                                      86,200        2,470
                                                                        ------
                                                                         3,323
------------------------------------------------------------------------------

                                       19

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--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO

--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
REITS-SHOPPING CENTERS -- 0.6%
JP Realty                                                   89,700       $ 2,198
                                                                         -------
                                                                           2,198
--------------------------------------------------------------------------------
S&L/THRIFTS-CENTRAL US -- 0.1%
Commercial Federal                                          22,500           520
                                                                         -------
                                                                             520
--------------------------------------------------------------------------------
S&L/THRIFTS-EASTERN US -- 1.1%
Berkshire Hills Bancorp                                     62,700         1,072
Dime Bancorp                                                28,000         1,043
Roslyn Bancorp                                              57,700         1,518
Woronoco Bancorp                                            21,000           317
                                                                         -------
                                                                           3,950
--------------------------------------------------------------------------------
S&L/THRIFTS-SOUTHERN US -- 1.5%
Ocwen Financial*                                           565,700         5,798
                                                                         -------
                                                                           5,798
--------------------------------------------------------------------------------
S&L/THRIFTS-WESTERN US -- 0.3%
Golden State Bancorp                                        38,900         1,198
                                                                         -------
                                                                           1,198
                                                                         -------
TOTAL FINANCIAL (COST $44,553)                                            52,540
                                                                         -------
--------------------------------------------------------------------------------
HEALTH CARE -- 15.2%
DENTAL SUPPLIES & EQUIPMENT -- 0.0%
Align Technology*                                           12,300            96
                                                                         -------
                                                                              96
--------------------------------------------------------------------------------
HEALTH CARE COST CONTAINMENT -- 1.6%
Hooper Holmes                                              578,900         5,934
                                                                         -------
                                                                           5,934
--------------------------------------------------------------------------------
MEDICAL INFORMATION SYSTEMS -- 0.5%
Dendrite International*                                    236,400         1,773
                                                                         -------
                                                                           1,773
--------------------------------------------------------------------------------
MEDICAL INSTRUMENTS -- 0.5%
Apogent Technologies*                                       71,900         1,769
                                                                         -------
                                                                           1,769
--------------------------------------------------------------------------------
MEDICAL LABS & TESTING SERVICES -- 0.9%
Covance*                                                   146,300         3,314
                                                                         -------
                                                                           3,314
--------------------------------------------------------------------------------
MEDICAL PRODUCTS -- 3.3%
Haemonetics*                                               157,500         4,804
Minimed*                                                    44,600         2,141
North American Scientific*                                 136,700         1,982
PSS World Medical*                                         178,500         1,148
Zoll Medical*                                               84,500         2,320
                                                                         -------
                                                                          12,395
--------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETIC -- 0.9%
Digene*                                                     64,100         2,615
Inhale Therapeutic Systems*                                 40,800           938
                                                                         -------
                                                                           3,553
--------------------------------------------------------------------------------
MEDICAL-DRUGS -- 0.7%
Adolor*                                                     68,000       $ 1,469
Pain Therapeutics*                                          25,750           197
Priority Healthcare, Cl B*                                  33,900           959
                                                                         -------
                                                                           2,625
--------------------------------------------------------------------------------
MEDICAL-GENERIC DRUGS -- 1.5%
Alpharma                                                   209,400         5,706
                                                                         -------
                                                                           5,706
--------------------------------------------------------------------------------
MEDICAL-HMO -- 1.4%
Health Net*                                                178,700         3,109
Humana*                                                    211,400         2,082
                                                                         -------
                                                                           5,191
--------------------------------------------------------------------------------
MEDICAL-HOSPITALS -- 0.4%
Triad Hospitals*                                            46,100         1,359
                                                                         -------
                                                                           1,359
--------------------------------------------------------------------------------
MEDICAL-NURSING HOMES -- 0.4%
Manor Care*                                                 50,200         1,594
                                                                         -------
                                                                           1,594
--------------------------------------------------------------------------------
MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.3%
Lincare Holdings*                                           34,600         1,038
                                                                         -------
                                                                           1,038
--------------------------------------------------------------------------------
PHARMACY SERVICES -- 2.0%
Omnicare                                                   163,100         3,295
Syncor International*                                      131,900         4,089
                                                                         -------
                                                                           7,384
--------------------------------------------------------------------------------
RESPIRATORY PRODUCTS -- 0.6%
Edwards Lifesciences*                                       86,700         2,285
                                                                         -------
                                                                           2,285
--------------------------------------------------------------------------------
THERAPEUTICS -- 0.2%
NPS Pharmaceuticals*                                         4,900           197
Tularik*                                                    14,400           372
                                                                         -------
                                                                             569
                                                                         -------
TOTAL HEALTH CARE (COST $50,758)                                          56,585
                                                                         -------
--------------------------------------------------------------------------------
INDUSTRIAL -- 12.2%
AEROSPACE/DEFENSE -- 0.4%
Teledyne Technologies*                                     107,600         1,636
                                                                         -------
                                                                           1,636
--------------------------------------------------------------------------------
BUILDING PRODUCTS-AIR & HEATING -- 0.9%
York International                                          90,000         3,152
                                                                         -------
                                                                           3,152
--------------------------------------------------------------------------------
CERAMIC PRODUCTS -- 0.1%
Dal-Tile International*                                     26,300           488
                                                                         -------
                                                                             488
--------------------------------------------------------------------------------
CIRCUIT BOARDS -- 1.2%
Manufacturers Services*                                    443,200         2,637
Pemstar*                                                   134,100         1,969
                                                                         -------
                                                                           4,606
--------------------------------------------------------------------------------

                                       20

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--------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO



--------------------------------------------------------------------------------
                                                                       Market
Description                                                  Shares  Value (000)
--------------------------------------------------------------------------------
CONTAINERS-PAPER/PLASTIC -- 1.1%
Bemis                                                       103,400       $4,154
                                                                          ------
                                                                           4,154
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 2.2%
APW*                                                        609,400        6,185
CTS                                                          94,900        1,945
                                                                          ------
                                                                           8,130
--------------------------------------------------------------------------------
ELECTRONIC MEASURING INSTRUMENTS -- 0.5%
Molecular Devices*                                           99,500        1,995
                                                                          ------
                                                                           1,995
--------------------------------------------------------------------------------
ELECTRONIC PARTS DISTRIBUTION -- 0.8%
Avnet                                                       139,026        3,117
                                                                          ------
                                                                           3,117
--------------------------------------------------------------------------------
HAZARDOUS WASTE DISPOSAL -- 0.6%
Stericycle*                                                  46,400        2,178
                                                                          ------
                                                                           2,178
--------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 2.0%
Fisher Scientific International*                            260,700        7,560
                                                                          ------
                                                                           7,560
--------------------------------------------------------------------------------
METAL PROCESSORS & FABRICATORS -- 0.5%
Wolverine Tube*                                             119,100        1,974
                                                                          ------
                                                                           1,974
--------------------------------------------------------------------------------
MISCELLANEOUS MANUFACTURING -- 0.5%
Aptargroup                                                   60,100        1,949
                                                                          ------
                                                                           1,949
--------------------------------------------------------------------------------
POWER CONVERSION/SUPPLY EQUIPMENT -- 0.9%
Artesyn Technologies*                                       162,800        2,100
Power-One*                                                   67,100        1,117
                                                                          ------
                                                                           3,217
--------------------------------------------------------------------------------
STEEL PIPE & TUBE -- 0.5%
NS Group*                                                   151,800        2,027
                                                                          ------
                                                                           2,027
                                                                          ------
TOTAL INDUSTRIAL (COST $42,173)                                           46,183
                                                                          ------
--------------------------------------------------------------------------------
SERVICES -- 3.6%
ADVERTISING SERVICES -- 0.3%
RH Donnelley*                                                29,000          928
                                                                          ------
                                                                             928
--------------------------------------------------------------------------------
COMMERCIAL SERVICES -- 0.3%
Alliance Data Systems*                                       78,600        1,179
                                                                          ------
                                                                           1,179
--------------------------------------------------------------------------------
CONSULTING SERVICES -- 1.0%
Maximus*                                                     33,700        1,351
Watson & Wyatt*                                             106,800        2,497
                                                                          ------
                                                                           3,848
--------------------------------------------------------------------------------
DIRECT MARKETING -- 0.7%
Catalina Marketing*                                          64,900       $1,980
Valuevision International, Cl A*                             35,200          766
                                                                          ------
                                                                           2,746
--------------------------------------------------------------------------------
HUMAN RESOURCES -- 0.3%
Resources Connection*                                        43,400        1,121
                                                                          ------
                                                                           1,121
--------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT -- 1.0%
Parexel International*                                      130,000        2,535
Pharmaceutical Product Development*                          39,400        1,202
                                                                          ------
                                                                           3,737
--------------------------------------------------------------------------------
TOTAL SERVICES (COST $10,099)                                             13,559
                                                                          ------
--------------------------------------------------------------------------------
TECHNOLOGY -- 14.3%
APPLICATIONS SOFTWARE -- 1.4%
Compuware*                                                  118,600        1,659
J.D. Edwards*                                                93,200        1,318
Silver Stream Software*                                     302,700        2,134
                                                                          ------
                                                                           5,111
--------------------------------------------------------------------------------
COMMUNICATIONS SOFTWARE -- 0.2%
Avid Technology*                                             37,100          582
                                                                          ------
                                                                             582
--------------------------------------------------------------------------------
COMPUTER DATA SECURITY -- 0.2%
BindView Development*                                       441,800          932
                                                                          ------
                                                                             932
--------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 0.9%
Diebold                                                     105,800        3,401
                                                                          ------
                                                                           3,401
--------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.6%
Maxtor*                                                     439,200        2,306
Read-Rite*                                                  603,200        3,167
Storage Technology*                                          48,100          662
Western Digital*                                            856,800        3,427
                                                                          ------
                                                                           9,562
--------------------------------------------------------------------------------
COMPUTERS-PERIPHERAL EQUIPMENT -- 0.3%
SONICblue*                                                  367,900        1,214
                                                                          ------
                                                                           1,214
--------------------------------------------------------------------------------
DATA PROCESSING/MANAGEMENT -- 2.4%
American Management Systems*                                 66,600        1,572
Fair Isaac & Company                                         97,000        5,997
Reynolds & Reynolds, Cl A                                    58,800        1,291
                                                                          ------
                                                                           8,860
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.1%
MEMC Electronics Materials*                                     200            2
Parlex*                                                      31,700          313
                                                                          ------
                                                                             315
--------------------------------------------------------------------------------

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-------------------------------------------------------------------------------
PBHG SMALL CAP VALUE PORTFOLIO


-------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
-------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 1.4%
JDA Software Group*                                        241,600     $  4,013
Remedy*                                                     36,300        1,263
                                                                       --------
                                                                          5,276
-------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE EQUIPMENT -- 1.0%
Avocent*                                                   172,100        3,915
                                                                       --------
                                                                          3,915
-------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 0.5%
Black Box*                                                  27,600        1,859
                                                                       --------
                                                                          1,859
-------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.6%
Anadigics*                                                  34,500          794
Globespan*                                                 100,000        1,460
                                                                       --------
                                                                          2,254
-------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 2.1%
Advanced Fibre Communication*                              100,500        2,111
Anaren Microwave*                                           78,200        1,564
Andrew*                                                     85,800        1,583
Sunrise Telecom*                                           210,800        1,254
Utstarcom*                                                  65,300        1,522
                                                                       --------
                                                                          8,034
-------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 0.6%
Powerwave Technologies*                                    151,700        2,200
                                                                       --------
                                                                          2,200
                                                                       --------
TOTAL TECHNOLOGY (COST $51,520)                                          53,515
                                                                       --------
-------------------------------------------------------------------------------
TRANSPORTATION -- 2.0%
AIRLINES-- 0.1%
Midway Airlines*                                            97,850          321
                                                                       --------
                                                                            321
-------------------------------------------------------------------------------
TRANSPORT-AIR FREIGHT -- 1.0%
EGL*                                                       214,000        3,736
                                                                       --------
                                                                          3,736
-------------------------------------------------------------------------------
TRANSPORT-TRUCK -- 0.9%
Covenant Transport, Cl A*                                   61,900          771
Hunt (J.B.) Transport Services*                             54,300        1,032
US Xpress Enterprises, Cl A*                               105,200          742
USFreightways                                               23,100          681
                                                                       --------
                                                                          3,226
                                                                       --------
TOTAL TRANSPORTATION (COST $8,302)                                        7,283
                                                                       --------
-------------------------------------------------------------------------------
UTILITIES -- 1.8%
ELECTRIC-INTEGRATED -- 0.8%
CH Energy Group                                              2,600          114
Idacorp                                                     23,700          827
Madison Gas & Electric                                       1,800           50
Western Resources                                           87,900        1,890
                                                                       --------
                                                                          2,881
-------------------------------------------------------------------------------
GAS-DISTRIBUTION -- 1.0%
Atmos Energy                                                39,000          954
Semco Energy                                                55,600          834
UGI                                                         80,900        2,184
                                                                       --------
                                                                          3,972
                                                                       --------
TOTAL UTILITIES (COST $6,206)                                             6,853
                                                                       --------
TOTAL COMMON STOCK (COST $312,686)                                      343,944
                                                                       --------
-------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 8.5%
Morgan Stanley
   4.00%, dated 06/29/01, matures 07/02/01,
   repurchase price $32,048,384 (collateralized
   by U.S. Government Obligations:
   total market value $32,840,080) (A)                     $32,038       32,038
                                                                       --------
TOTAL REPURCHASE AGREEMENT (COST $32,038)                                32,038
                                                                       --------
TOTAL INVESTMENTS -- 100.4%  (COST $344,724)                            375,982
                                                                       --------
-------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.4)%
TOTAL OTHER ASSETS & LIABILITIES, NET                                    (1,672)
                                                                       --------
-------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 20,008,866 outstanding shares
   of beneficial interest                                               333,617
Undistributed net investment income                                         520
Accumulated net realized gain on investments                              8,915
Net unrealized appreciation on investments                               31,258
                                                                      ---------
TOTAL NET ASSETS -- 100.0%                                            $ 374,310
                                                                      =========
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                       $18.71
                                                                         ======

* Non-income producing security

(A) -- Tri-Party Repurchase Agreement

ADR -- American Depositary Receipt

Cl  -- Class

The accompanying notes are an integral part of the financial statements.

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------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


STATEMENT OF NET ASSETS
AS OF JUNE 30, 2001 (UNAUDITED)
------------------------------------------------------------------------------
                                                                        Market
Description                                               Shares     Value (000)
------------------------------------------------------------------------------
COMMON STOCK -- 95.5%
CONSUMER CYCLICAL -- 4.3%
Cable TV -- 1.0%
Charter Communications, Cl A*                            293,300       $ 6,849
                                                                       -------
                                                                         6,849
------------------------------------------------------------------------------
ENTERTAINMENT SOFTWARE -- 1.0%
Electronic Arts*                                         116,500         6,745
                                                                       -------
                                                                         6,745
------------------------------------------------------------------------------
MULTIMEDIA -- 2.3%
AOL Time Warner*                                         291,800        15,465
                                                                       -------
                                                                        15,465
                                                                       -------
TOTAL CONSUMER CYCLICAL (COST $24,678)                                  29,059
                                                                       -------
------------------------------------------------------------------------------
INDUSTRIAL -- 1.9%
CIRCUIT BOARDS -- 0.8%
Jabil Circuit*                                           120,100         3,706
Pemstar*                                                 103,400         1,518
                                                                       -------
                                                                         5,224
------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-MISCELLANEOUS -- 0.5%
Flextronics International*                               136,000         3,551
                                                                       -------
                                                                         3,551
------------------------------------------------------------------------------
INSTRUMENTS-SCIENTIFIC -- 0.6%
FEI*                                                      94,400         3,870
                                                                       -------
                                                                         3,870
                                                                       -------
TOTAL INDUSTRIAL (COST $11,873)                                         12,645
                                                                       -------
------------------------------------------------------------------------------
SERVICES -- 5.3%
E-COMMERCE/SERVICES -- 3.0%
eBay*                                                    300,000        20,547
                                                                       -------
                                                                        20,547
------------------------------------------------------------------------------
TELEPHONE-INTEGRATED -- 2.3%
Qwest Communications International*                      482,200        15,368
                                                                       -------
                                                                        15,368
                                                                       -------
TOTAL SERVICES (COST $31,095)                                           35,915
                                                                       -------
------------------------------------------------------------------------------
TECHNOLOGY -- 84.0%
APPLICATIONS SOFTWARE -- 12.0%
Microsoft*                                               377,300        27,543
Peregrine Systems*                                       142,700         4,138
Quest Software*                                          352,400        13,303
Rational Software*                                       146,700         4,115
Siebel Systems*                                          674,400        31,629
                                                                       -------
                                                                        80,728
------------------------------------------------------------------------------
BUSINESS-TO-BUSINESS/E-COMMERCE -- 1.5%
I2 Technologies*                                         521,930        10,334
                                                                       -------
                                                                        10,334
------------------------------------------------------------------------------
CELLULAR TELECOMMUNICATIONS -- 1.2%
Western Wireless*                                        185,500         7,977
                                                                       -------
                                                                         7,977
------------------------------------------------------------------------------
COMPUTERS -- 4.2%
Compaq Computer                                          837,700        12,976
Dell Computer*                                           576,700        15,081
                                                                       -------
                                                                        28,057
------------------------------------------------------------------------------
COMPUTERS-INTEGRATED SYSTEMS -- 2.0%
Brocade Communications Systems*                          232,900        10,245
Redback Networks*                                        379,300         3,383
                                                                       -------
                                                                        13,628
------------------------------------------------------------------------------
COMPUTERS-MEMORY DEVICES -- 2.1%
EMC                                                      112,700         3,274
Veritas Software*                                        168,000        11,177
                                                                       -------
                                                                        14,451
------------------------------------------------------------------------------
E-MARKETING/INFORMATION -- 0.6%
DoubleClick*                                             266,500         3,720
                                                                       -------
                                                                         3,720
------------------------------------------------------------------------------
ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 12.2%
Altera*                                                  368,500        10,687
Applied Micro Circuits*                                  226,300         3,892
Intel                                                    629,500        18,413
LSI Logic*                                               488,400         9,182
Micron Technology*                                       192,800         7,924
National Semiconductor*                                  108,700         3,165
PMC-Sierra*                                              121,700         3,781
QLogic*                                                  207,000        13,341
Texas Instruments                                        259,700         8,181
Xilinx*                                                   82,200         3,390
                                                                       -------
                                                                        81,956
------------------------------------------------------------------------------
ENTERPRISE SOFTWARE/SERVICES -- 2.8%
Micromuse*                                               191,400         5,357
Oracle*                                                  713,300        13,553
                                                                       -------
                                                                        18,910
------------------------------------------------------------------------------
INTERNET INFRASTRUCTURE SOFTWARE -- 1.2%
Openwave Systems*                                        239,800         8,321
                                                                       -------
                                                                         8,321
------------------------------------------------------------------------------
INTERNET SECURITY -- 1.0%
Check Point Software Technologies*                        36,050         1,823
VeriSign*                                                 80,960         4,858
                                                                       -------
                                                                         6,681
------------------------------------------------------------------------------
NETWORKING PRODUCTS -- 10.9%
Cisco Systems*                                         2,122,400        38,628
Emulex*                                                  214,600         8,670
Extreme Networks*                                        249,500         7,360
Juniper Networks*                                        221,300         6,882
ONI Systems*                                             429,200        11,975
                                                                       -------
                                                                        73,515
------------------------------------------------------------------------------

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--------------------------------------------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO


--------------------------------------------------------------------------------
                                                                       Market
Description                                                 Shares   Value (000)
--------------------------------------------------------------------------------
SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 2.6%
Globespan*                                                    510,500    $ 7,453
Marvell Technology Group*                                      74,100      1,993
Multilink Technology*                                         442,100      6,322
United Microelectronics ADR*                                  168,700      1,502
                                                                         -------
                                                                          17,270
--------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT -- 4.2%
Applied Materials*                                            243,900     11,976
KLA-Tencor*                                                   108,100      6,321
Lam Research*                                                 121,000      3,588
Novellus Systems*                                             116,100      6,593
                                                                         -------
                                                                          28,478
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT -- 12.5%
Nokia Oyj ADR                                                 770,100     16,973
Qualcomm*                                                     616,200     36,035
Scientific-Atlanta                                             32,000      1,299
Sonus Networks*                                               428,700     10,015
Telefonaktiebolaget LM Ericsson ADR                         3,654,800     19,809
                                                                         -------
                                                                          84,131
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT-FIBER OPTICS -- 5.6%
Ciena*                                                        567,300     21,557
Finisar*                                                       94,200      1,760
Harmonic*                                                     379,400      3,794
JDS Uniphase*                                                 503,800      6,298
Luminent*                                                     319,000      1,340
MRV Communications*                                           325,900      3,047
                                                                         -------
                                                                          37,796
--------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES -- 2.0%
Metromedia Fiber Network*                                   2,420,600      4,938
Time Warner Telecom, Cl A*                                    248,600      8,333
                                                                         -------
                                                                          13,271
--------------------------------------------------------------------------------
WEB PORTALS/ISP -- 1.9%
Earthlink*                                                    292,700      4,127
GoTo.com*                                                      50,600        984
Yahoo                                                         395,000      7,896
                                                                         -------
                                                                          13,007
--------------------------------------------------------------------------------
WIRELESS EQUIPMENT -- 3.5%
RF Micro Devices*                                             884,900     23,866
                                                                         -------
                                                                          23,866
                                                                         -------
TOTAL TECHNOLOGY (COST $734,469)                                         566,097
                                                                         -------
TOTAL COMMON STOCK (COST $802,115)                                       643,716
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                            Face       Market
Description                                             Amount (000) Value (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.1%
Deutsche
   4.00%, dated 06/29/01, matures 07/02/01,
   repurchase price $13,773,525 (collateralized
   by U.S. Government Obligations:
   total market value $14,044,616) (A)                    $    13,769   $13,769

J.P. Morgan
   4.00%, dated 06/29/01, matures 07/02/01,
   repurchase price $20,658,643 (collateralized
   by U.S. Government Obligations:
   total market value $21,065,341) (A)                         20,652    20,652
--------------------------------------------------------------------------------
TOTAL REPURCHASE AGREEMENTS (COST $34,421)                               34,421
--------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6%  (COST $836,536)                            678,137
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET -- (0.6)%
TOTAL OTHER ASSETS & LIABILITIES, NET                                    (4,113)
--------------------------------------------------------------------------------
NET ASSETS:
Paid-in-capital ($0.001 par value) based
   on 43,230,340 outstanding shares
   of beneficial interest                                             1,518,880
Accumulated net investment loss                                          (1,671)
Accumulated net realized loss on investments                           (684,786)
Net unrealized depreciation on investments                             (158,399)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                          $   674,024
                                                                    ===========
--------------------------------------------------------------------------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE                                                      $ 15.59
                                                                        =======
--------------------------------------------------------------------------------

* Non-income producing security

(A) -- Tri-Party Repurchase Agreement

ADR -- American Depositary Receipt

Cl -- Class

The accompanying notes are an integral part of the financial statements.

                                       24

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[LOGO] PBHG Insurance Series Fund

STATEMENT OF ASSETS AND LIABILITIES (000)
JUNE 30, 2001 (UNAUDITED)

                                                                    ------------
                                                                        PBHG
                                                                    Select Value
                                                                     Portfolio
                                                                    ------------
ASSETS:
     Investment securities (Cost $323,916) at market value              $324,966
     Repurchase Agreements (Cost $17,049)                                 17,049
     Receivable for investment securities sold                            17,616
     Receivable for capital shares sold                                    1,888
     Dividends and interest receivable                                       466
                                                                        --------
     Total Assets                                                        361,985
                                                                        --------

LIABILITIES:
     Payable for investment securities purchased                          24,691
     Accrued expenses                                                        224
                                                                        --------
     Total Liabilities                                                    24,915
                                                                        --------
NET ASSETS:
     Paid-in-capital ($0.001 par value) based on
       19,517,910 outstanding shares of beneficial interest              324,137
     Undistributed net investment income                                   1,827
     Accumulated net realized gain on investments                         10,056
     Net unrealized appreciation on investments                            1,050
                                                                        --------
NET ASSETS                                                              $337,070
                                                                        ========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE                  $17.27
                                                                          ======


The accompanying notes are an integral part of the financial statements.



                                       25

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--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)

                                                       ---------     ---------    ---------   ---------    ---------
                                                                                    PBHG        PBHG          PBHG
                                                         PBHG          PBHG        SELECT     SMALL CAP   TECHNOLOGY &
                                                       GROWTH II     SELECT 20      VALUE       VALUE    COMMUNICATIONS
                                                       PORTFOLIO     PORTFOLIO    PORTFOLIO   PORTFOLIO    PORTFOLIO
                                                       ---------     ---------    ---------   ---------    ---------
INVESTMENT INCOME:
     Dividends                                         $      50     $     780     $ 1,539     $ 1,140     $     447
     Interest                                                786         1,532         468         944         2,237
     Less:  Foreign Taxes Withheld                            (3)         --          --          --             (40)
                                                       ---------     ---------     -------     -------     ---------
Total Investment Income                                      833         2,312       2,007       2,084         2,644
                                                       ---------     ---------     -------     -------     ---------
EXPENSES:
     Investment Advisory Fees                              1,109         2,114         748       1,623         3,511
     Administrative Fees                                     196           373         173         243           620
     Custodian Fees                                            7             8           8          10            15
     Professional Fees                                        11            19          10          14            35
     Transfer Agent Fees                                      13            14          13          13            14
     Printing Fees                                             7            (9)         15          11            58
     Directors' Fees                                           6            12           6           8            20
     Amortization of Deferred Organizational Costs             1             1           1           1             1
     Insurance and Other Expenses                             14            20          12          15            41
                                                       ---------     ---------     -------     -------     ---------
             TOTAL EXPENSES                                1,364         2,552         986       1,938         4,315
                                                       ---------     ---------     -------     -------     ---------
NET INVESTMENT INCOME (LOSS)                                (531)         (240)      1,021         146        (1,671)
                                                       ---------     ---------     -------     -------     ---------
Net Realized Gain (Loss) from Security Transactions     (171,668)     (131,375)      7,621       5,556      (897,311)
Net Change in Unrealized Appreciation (Depreciation)
   on Investments                                         76,793       (37,838)     (5,631)      4,709       474,443
                                                       ---------     ---------     -------     -------     ---------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS                                        (94,875)     (169,213)      1,990      10,265      (422,868)
                                                       ---------     ---------     -------     -------     ---------
INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     $ (95,406)    $(169,453)    $ 3,011     $10,411     $(424,539)
                                                       =========     =========     =======     =======     =========

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                       26

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[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS (000)
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 2000


                                               PBHG                     PBHG                       PBHG
                                             GROWTH II                SELECT 20                SELECT VALUE
                                             PORTFOLIO                PORTFOLIO                  PORTFOLIO
                                      ----------------------    ----------------------    ----------------------
                                       01/01/01     01/01/00     01/01/01     01/01/00     01/01/01     01/01/00
                                          to           to           to           to           to           to
                                       06/30/01     12/31/00     06/30/01     12/31/00     06/30/01     12/31/00
                                      ---------    ---------    ---------    ---------    ---------    ---------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)       $    (531)   $  (1,677)   $    (240)   $  (2,978)   $   1,021    $     807
   Net Realized Gain (Loss) from
     Security Transactions             (171,668)     (32,367)    (131,375)     104,686        7,621        2,728
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                      76,793     (107,566)     (37,838)    (341,254)      (5,631)       6,637
                                      ---------    ---------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                         (95,406)    (141,610)    (169,453)    (239,546)       3,011       10,172
                                      ---------    ---------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                     --           --           --           --           --         (333)
   Net Realized Gains from
     Security Transactions                   --       (9,064)          --      (50,103)          --       (5,924)
                                      ---------    ---------    ---------    ---------    ---------    ---------
   Total Distributions                       --       (9,064)          --      (50,103)          --       (6,257)
                                      ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                        316,125      574,803       12,396      311,837      273,393      167,246
   Shares Issued upon Reinvestment
     of Distributions                        --        9,064           --       50,103           --        6,257
   Shares Redeemed                     (349,515)    (242,847)    (103,732)    (156,124)     (58,003)     (98,721)
                                      ---------    ---------    ---------    ---------    ---------    ---------
   Increase (Decrease) in Net
     Assets Derived from Capital
     Share Transactions                 (33,390)     341,020      (91,336)     205,816      215,390       74,782
                                      ---------    ---------    ---------    ---------    ---------    ---------
   Total Increase (Decrease) in
     Net Assets                        (128,796)     190,346     (260,789)     (83,833)     218,401       78,697
                                      ---------    ---------    ---------    ---------    ---------    ---------
NET ASSETS:
   Beginning of Period                  368,948      178,602      669,739      753,572      118,669       39,972
                                      ---------    ---------    ---------    ---------    ---------    ---------
   End of Period                      $ 240,152    $ 368,948    $ 408,950    $ 669,739    $ 337,070    $ 118,669
                                      =========    =========    =========    =========    =========    =========
SHARES ISSUED AND REDEEMED:
   Shares Issued                         22,285       21,630          604        8,853       15,605       10,654
   Shares Issued upon
     Reinvestment of Distributions           --          319           --        1,438           --          412
   Shares Redeemed                      (24,387)     (10,149)      (5,261)      (4,994)      (3,443)      (6,341)
                                      ---------    ---------    ---------    ---------    ---------    ---------
   Net Increase (Decrease) in
     Shares Outstanding                  (2,102)      11,800       (4,657)       5,297       12,162        4,725
                                      =========    =========    =========    =========    =========    =========



                                                                            PBHG
                                              PBHG                      TECHNOLOGY &
                                         SMALL CAP VALUE              COMMUNICATIONS
                                            PORTFOLIO                    PORTFOLIO
                                      ----------------------    --------------------------
                                       01/01/01     01/01/00      01/01/01       01/01/00
                                          to           to           to              to
                                       06/30/01     12/31/00      06/30/01       12/31/00
                                      ---------    ---------    -----------    -----------
INVESTMENT ACTIVITIES:
   Net Investment Income (Loss)       $     146    $     374    $    (1,671)   $   (16,609)
   Net Realized Gain (Loss) from
     Security Transactions                5,556        3,858       (897,311)       233,103
   Net Change in Unrealized
     Appreciation (Depreciation)
     on Investments                       4,709       21,376        474,443     (1,266,009)
                                      ---------    ---------    -----------    -----------
   Net Increase (Decrease) in
     Net Assets Resulting from
     Operations                          10,411       25,608       (424,539)    (1,049,515)
                                      ---------    ---------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net Investment Income                     --           --             --             --
   Net Realized Gains from
     Security Transactions                   --       (4,555)            --       (162,321)
                                      ---------    ---------    -----------    -----------
   Total Distributions                       --       (4,555)            --       (162,321)
                                      ---------    ---------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
   Shares Issued                        145,227      256,164        274,957      1,579,507
   Shares Issued upon Reinvestment
     of Distributions                        --        4,555             --        162,321
   Shares Redeemed                      (55,486)     (51,098)      (336,481)    (1,005,353)
                                      ---------    ---------    -----------    -----------
   Increase (Decrease) in Net
     Assets Derived from Capital
     Share Transactions                  89,741      209,621        (61,524)       736,475
                                      ---------    ---------    -----------    -----------
   Total Increase (Decrease) in
     Net Assets                         100,152      230,674       (486,063)      (475,361)
                                      ---------    ---------    -----------    -----------
NET ASSETS:
   Beginning of Period                  274,158       43,484      1,160,087      1,635,448
                                      ---------    ---------    -----------    -----------
   End of Period                      $ 374,310    $ 274,158    $   674,024    $ 1,160,087
                                      =========    =========    ===========    ===========
SHARES ISSUED AND REDEEMED:
   Shares Issued                          7,941       14,963         14,978         30,125
   Shares Issued upon
     Reinvestment of Distributions           --          248             --          3,374
   Shares Redeemed                       (3,238)      (3,135)       (18,591)       (22,201)
                                      ---------    ---------    -----------    -----------
   Net Increase (Decrease) in
     Shares Outstanding                   4,703       12,076         (3,613)        11,298
                                      =========    =========    ===========    ===========

Amounts designated as "--" are either $0 or have been rounded to $0.


The accompanying notes are an integral part of the financial statements.

                                       27

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[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
FOR THE SIX MONTH PERIOD ENDED JUNE 30, 2001 (UNAUDITED)






            Net                 Realized and                                Net                    Net
           Asset        Net      Unrealized  Distributions  Distributions  Asset                  Assets
           Value    Investment   Gains or    from Net           from       Value                   End
         Beginning    Income      Losses      Investment      Capital       End         Total   of Period
         of Period    (Loss)  on Securities     Income         Gains     of Period     Return      (000)
-----------------------------------------------------------------------------------------------------------
------------------------
PBHG GROWTH II PORTFOLIO
------------------------
2001**      $ 18.88  $ (0.02)    $ (5.09)        --              --     $ 13.77       (27.07)%+  $  240,152
2000          23.05    (0.06)      (3.62)        --         $ (0.49)      18.88       (16.67)%      368,948
1999(4)       11.63    (0.04)      11.46         --              --       23.05        98.19%       178,602
1998          10.75    (0.06)       0.94         --              --       11.63         8.19%        18,321
1997(1)       10.00       --        0.75         --              --       10.75         7.50%+       10,236

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

2001**      $ 23.63  $ (0.05)    $ (6.31)        --              --     $ 17.27       (26.91)%+  $  408,950
2000          32.70    (0.09)      (7.12)        --         $ (1.86)      23.63       (23.87)%      669,739
1999          16.30    (0.08)      16.48         --              --       32.70       100.61%       753,572
1998          10.03    (0.01)       6.28         --              --       16.30        62.52%       317,926
1997(2)       10.00       --        0.03         --              --       10.03         0.30%+        7,617

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

2001**(4)   $ 16.13  $  0.07     $  1.07         --              --     $ 17.27         7.07%+   $  337,070
2000          15.19     0.07        2.54    $ (0.09)        $ (1.58)      16.13        17.88%       118,669
1999          14.27     0.13        1.13         --           (0.34)      15.19         8.89%        39,972
1998          10.43    (0.02)       3.98      (0.04)          (0.08)      14.27        37.96%        22,286
1997(3)       10.00     0.02        0.41         --              --       10.43         4.30%+        1,560

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

2001**      $ 17.91       --     $  0.80         --              --     $ 18.71         4.47%+   $  374,310
2000          13.46  $  0.06        4.81         --         $ (0.42)      17.91        36.13%       274,158
1999          11.61    (0.03)       1.88         --              --       13.46        15.93%        43,484
1998          10.48    (0.02)       1.16         --           (0.01)      11.61        10.94%        44,040
1997(3)       10.00     0.01        0.47         --              --       10.48         4.80%+        9,321

------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

2001**      $ 24.77  $ (0.07)    $ (9.11)        --              --     $ 15.59       (37.06)%+  $  674,024
2000          46.01    (0.34)     (17.29)        --         $ (3.61)      24.77       (42.12)%    1,160,087
1999(4)       13.76    (0.13)      32.38         --              --       46.01       234.38%     1,635,448
1998          10.41    (0.04)       3.39         --              --       13.76        32.20%        32,493
1997(1)       10.00       --        0.41         --              --       10.41         4.10%+        9,117


                                                         Ratio
                                                        of Net
                          Ratio                       Investment
                         of Net         Ratio           Income
                       Investment    of Expenses        (Loss)
              Ratio      Income       to Average      to Average
          of Expenses    (Loss)       Net Assets       Net Assets   Portfolio
           to Average  to Average     (Excluding      (Excluding    Turnover
           Net Assets  Net Assets      Waivers)         Waivers)      Rate
-----------------------------------------------------------------------------
------------------------
PBHG GROWTH II PORTFOLIO
------------------------
2001**        1.05%*     (0.41)%*        1.05%*         (0.41)%*      85.48%+
2000          1.05%      (0.42)%         1.05%          (0.42)%      145.87%
1999(4)       1.20%      (0.38)%         1.20%          (0.38)%      236.82%
1998          1.20%      (0.64)%         1.54%          (0.98)%      228.09%
1997(1)       1.20%*     (0.11)%*        4.38%*         (3.29)%*      44.57%+

------------------------
PBHG SELECT 20 PORTFOLIO
------------------------

2001**        1.03%*     (0.10)%*        1.03%*         (0.10)%*      75.13%+
2000          1.02%      (0.33)%         1.02%          (0.33)%      138.94%
1999          1.05%      (0.46)%         1.05%          (0.46)%      139.05%
1998          1.20%      (0.18)%         1.21%          (0.19)%       48.79%
1997(2)       1.20%*      0.51%*         3.36%*         (1.65)%*      18.53%+

---------------------------
PBHG SELECT VALUE PORTFOLIO
---------------------------

2001**(4)     0.86%*      0.89%*         0.86%*          0.89%*      476.65%+
2000          0.97%       1.30%          0.97%           1.30%      1137.60%
1999          0.95%       0.84%          0.95%           0.84%       927.02%
1998          1.00%       0.67%          1.47%           0.20%       635.10%
1997(3)       1.00%*      1.91%*         8.04%*         (5.13)%*      68.93%+

------------------------------
PBHG SMALL CAP VALUE PORTFOLIO
------------------------------

2001**        1.19%*      0.09%*         1.19%*          0.09%*       64.81%+
2000          1.20%       0.28%          1.21%           0.27%       185.66%
1999          1.20%      (0.20)%         1.29%          (0.29)%      277.95%
1998          1.20%      (0.15)%         1.46%          (0.41)%      293.90%
1997(3)       1.20%*      1.40%*         3.63%*         (1.03)%*      41.14%+

------------------------------------------
PBHG TECHNOLOGY & COMMUNICATIONS PORTFOLIO
------------------------------------------

2001**        1.04%*     (0.40)%*        1.04%*         (0.40)%*     187.20%+
2000          1.04%      (0.77)%         1.04%          (0.77)%      311.59%
1999(4)       1.09%      (0.64)%         1.09%          (0.64)%      273.76%
1998          1.20%      (0.55)%         1.56%          (0.91)%      264.58%
1997(1)       1.20%*      0.37%*         5.09%*         (3.52)%*      69.34%+


*    Annualized.

**   For the six month period ended June 30, 2001.

+    Total return and portfolio turnover have not been annualized.

(1) The PBHG Growth II and the PBHG Technology & Communications Portfolios commenced operations on April 30, 1997.

(2)  The PBHG Select 20 Portfolio commenced operations on September 25, 1997.

(3) The PBHG Select Value and the PBHG Small Cap Value Portfolios commenced operations on October 28, 1997.

(4)  Per share calculations were performed using average shares for the period

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

                                       28

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[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
AS OF JUNE 30, 2001 (UNAUDITED)

1.   ORGANIZATION

PBHG Insurance Series Fund (the "Fund"), a Delaware business trust, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund became a Delaware business trust effective May 1, 2001 and changed its name from The PBHG Insurance Series Fund, Inc. The Fund consists of eight Portfolios: the PBHG Growth II Portfolio (the "Growth II Portfolio"), the PBHG Large Cap Growth Portfolio (the "Large Cap Growth Portfolio"), the PBHG Technology & Communications Portfolio (the "Technology & Communications Portfolio"), the PBHG Small Cap Value Portfolio (the "Small Cap Value Portfolio"), the PBHG Select Value Portfolio (the "Select Value Portfolio"), the PBHG Select 20 Portfolio (the "Select 20 Portfolio"), the PBHG Mid-Cap Value Portfolio (the "Mid-Cap Value Portfolio") and the PBHG Small Cap Growth Portfolio (the "Small Cap Growth Portfolio") (each a "Portfolio" and, collectively, the "Portfolios"). Each Portfolio is classified as a diversified management investment company, with the exception of the Select 20 Portfolio and the Technology & Communications Portfolio, which are classified as non-diversified management investment companies. The financial statements presented herein do not include the Large Cap Growth Portfolio, the Mid-Cap Value Portfolio or the Small Cap Growth Portfolio, whose financial statements are presented separately. Each Portfolio's prospectus provides a description of the Portfolio's investment objectives, policies and strategies. The assets of each Portfolio are segregated, and a shareholder's interest is limited to the Portfolio in which shares are held. The Fund is intended to be a funding vehicle for variable annuity contracts and variable life insurance policies to be offered by life insurance companies. At June 30, 2001 the following percentage of outstanding shares of the Portfolios were held by the separate accounts of the number of participating insurance companies listed below:

                                PERCENTAGE OF               NUMBER OF
PORTFOLIO                     OUTSTANDING SHARES        INSURANCE COMPANIES
---------                     ------------------        -------------------
Growth II Portfolio              69%, 18%, 7%                    3
Select 20 Portfolio                  100%                        1
Select Value Portfolio               100%                        1
Small Cap Value Portfolio            100%                        1
Technology &
  Communications Portfolio            92%                        1

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Portfolios.

SECURITY VALUATION -- Investment securities of the Portfolios that are listed on a securities exchange, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities and unlisted securities for which market quotations are not readily available, are valued at the last bid price. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a market and prior to the calculation of NAV, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income and distributions to shareholders are recognized on the ex-dividend date; interest income is recognized on the accrual basis. Costs used in determining realized capital gains and losses on the sale of investment securities are those of the specific securities sold adjusted for the accretion and amortization of acquisition discounts and premiums during the respective holding periods.

DIVIDENDS -- Dividends from net investment income of each Portfolio are declared annually, if available. Distributions of net realized capital gains of each Portfolio are generally made to shareholders annually, if available. Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2000, primarily attributable to certain net operating losses, which for tax purposes were reclassified to paid-in-capital or were used to offset net short-term capital gains as follows:

                                                ACCUMULATED    UNDISTRIBUTED
                                               NET REALIZED    NET INVESTMENT
                             PAID-IN-CAPITAL       GAIN           INCOME
                             ---------------   ------------    --------------
Growth II Portfolio            $(1,678,885)    $      1,990     $ 1,676,895
Select 20 Portfolio             (2,978,354)         --            2,978,354
Technology & Communications
     Portfolio                        --        (16,608,566)     16,608,566

These reclassifications had no effect on net assets or net asset value per share.

FEDERAL INCOME TAXES -- It is each Portfolio's intention to continue to qualify as a regulated investment company for Federal income tax purposes and to distribute all of its taxable income and net capital gains. Accordingly, no provision has been made for Federal income taxes.

NET ASSET VALUE PER SHARE -- The net asset value per share is calculated each business day by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding.

REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by a third party custodian bank until the respective agreements mature. Provisions of the repurchase agreements and procedures adopted by the Fund require that the market value of the collateral including accrued interest thereon is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters into insolvency proceedings, realization of the collateral by a Portfolio may be delayed or limited.

OTHER -- Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses are prorated to the Portfolios on the basis of relative net assets.

All organizational costs incurred in connection with the start up of the Fund have been equally allocated to each Portfolio, except the Mid-Cap Value Portfolio which commenced operations on November 30, 1998 and the Small Cap Growth Portfolio which commenced operations on April 30, 2001, and are being amortized on a straight line basis over a period of sixty months from commencement of operations. In the event that any of the initial shares of each Portfolio are redeemed by any holder thereof during the period that each

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[LOGO] PBHG Insurance Series Fund
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Portfolio is amortizing its organizational costs, the redemption proceeds payable to the holder thereof will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

IMPLEMENTATION OF NEW ACCOUNTING STANDARDS -- The Fund implemented the provisions of the AICPA Audit and Accounting Guide, AUDITS OF INVESTMENT COMPANIES (the "Guide"), as required on January 1, 2001. The implementation did not have any material impact on the results of operations or financial condition of the Fund upon adoption of the provisions of the Guide.

3. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund and Pilgrim Baxter & Associates, Ltd. (the "Adviser") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Adviser is paid a monthly fee at an annual rate of 0.85% of the average daily net assets of the Growth II, Select 20 and Technology & Communications Portfolios' average daily net assets, 0.65% of the Select Value Portfolio's average daily net assets, and 1.00% of the Small Cap Value Portfolio's average daily net assets. In the interest of limiting expenses of the Portfolios, the Adviser has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement"). The Adviser has agreed to waive or limit its fees and to assume other expenses of each Portfolio to the extent necessary to limit the total annual operating expenses (expressed as a percentage of the Portfolio's average daily net assets) to 1.20% of the average daily net assets of the Growth II, Select 20, Small Cap Value and Technology & Communications Portfolios and to not more than 1.00% of the average daily net assets of the Select Value Portfolio. Reimbursement by the Portfolio of the advisory fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement during any of the two previous fiscal years may be made at a later date when the Portfolio has reached a sufficient asset size to permit reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the total operating expense percentages described above. Consequently, no reimbursement by the Portfolio will be made unless: (i) a Portfolio's assets exceed $75 million; (ii) a Portfolio's total annual expense ratio is less than that listed above, and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. At June 30, 2001, the amount of advisory fees waived and reimbursement of third party expenses by the Adviser subject to possible reimbursement were as follows:

     Small Cap Value Portfolio              $58,668

Pilgrim Baxter Value Investors, Inc. ("Value Investors") a wholly owned subsidiary of the Adviser, serves as the sub-advisor to the Select Value Portfolio and the Small Cap Value Portfolio. For its services provided pursuant to its Investment Sub-Advisory Agreement with the Adviser and the Fund, Value Investors receives a fee from the Adviser at an annual rate of 0.40%, and 0.65%, respectively, of the average daily net assets of the Select Value Portfolio and the Small Cap Value Portfolio. Value Investors receives no fees directly from the Select Value Portfolio or the Small Cap Value Portfolio.

PBHG Fund Services (the "Administrator"), a wholly owned subsidiary of the Adviser, provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator receives a fee, which is calculated daily and paid monthly, at an annual rate of 0.15% of the average daily net assets of each Portfolio.

Effective May 1, 2001, the Fund has entered into a distribution agreement (the "Distribution Agreement") with PBHG Fund Distributors (the "Distributor") a wholly owned subsidiary of the Adviser. Prior to May 1, 2001, SEI Investments Distribution Co. ("SEI"), a wholly owned subsidiary of SEI Investments Company, and the Fund were parties to a distribution agreement dated April 1, 1997, pursuant to which SEI served as principal underwriter for the Fund. The Distributor receives no compensation for serving in such capacity.

SEI Investments Mutual Funds Services (the "Sub-Administrator") serves as sub-administrator to the Fund. SEI Investments Management Corporation, a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Sub-Administrator. The Sub-Administrator is an affiliate of the Fund's former distributor and assists the #PBHG Insurance Series Fund NOTES TO FINANCIAL STATEMENTS (concluded)Administrator in providing administrative services to the Fund. Effective January 1, 2001, pursuant to an amended and restated administration agreement between the Administrator and the Sub-Administrator, the Sub-Administrator will be paid the greater of $50,000 per portfolio or at the annual rate of 0.0165% of the first $10 billion of the average daily net assets of (i) the Fund, and (ii) PBHG Funds, another fund family managed by the Adviser (collectively known as the "PBHG Fund Family"), 0.0125% of the next $10 billion of the average daily net assets of each portfolio in the PBHG Fund Family, and 0.01% of the average daily net assets of each portfolio in the PBHG Fund Family in excess of $20 billion.

The Adviser has entered into an agreement with SEI Investments Management Corporation to act as an agent in placing repurchase agreements for the Funds. Listed below are the amounts SEI Investments Management Corporation received for its services from each portfolio for the six month period ended June 30, 2001.

     Growth II Portfolio                          $ 7,846
     Select 20 Portfolio                          $15,171
     Select Value Portfolio                       $ 4,863
     Small Cap Value Portfolio                    $ 9,597
     Technology & Communications
       Portfolio                                  $21,627

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent of the Fund. First Union National Bank serves as the custodian for the Fund.

Certain officers and directors of the Fund who are or were officers of the Adviser, Administrator, Sub-Administrator and the Distributor received no compensation from the Fund for such services.

4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and the proceeds from securities sold, other than short-term investments, for each Portfolio for the six month period ended June 30, 2001 were as follows:

                                            Purchases         Sales
                                              (000)           (000)
                                            ----------     ----------
Growth II Portfolio                         $  204,391     $  235,966
Select 20 Portfolio                            343,099        399,088
Select Value Portfolio                       1,053,087        843,820
Small Cap Value Portfolio                      284,584        188,126
Technology & Communications Portfolio        1,465,164      1,475,701

At June 30, 2001, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes was not materially different from amounts reported for financial reporting purposes.

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


The aggregate gross unrealized appreciation and depreciation of securities held by each Portfolio at June 30, 2001 were as follows:

                                                                Net
                                                             Unrealized
                                Unrealized    Unrealized    Appreciation/
                               Appreciation  Depreciation  (Depreciation)
                                  (000)          (000)          (000)
                               ------------  ------------  --------------
Growth II Portfolio               $32,144      $ 18,152     $  13,992
Select 20 Portfolio                25,956        29,584        (3,628)
Select Value Portfolio              9,950         8,900         1,050
Small Cap Value Portfolio          53,492        22,234        31,258
Technology & Communications
  Portfolio                        50,966       209,365      (158,399)

The Growth II Portfolio had a capital loss carryforward of $29,226,251 expiring in 2008 at December 31, 2000 that can be used to offset future capital gains.

5.   LINE OF CREDIT

Each Portfolio may borrow an amount up to its prospectus defined limitations, from a $500,000,000 committed line of credit available to certain of the funds in the PBHG Fund Family. Borrowings from the line of credit will bear interest at the Federal Funds Rate plus 0.50%. The PBHG Fund Family pays an annual commitment fee of 0.10% of the outstanding committed amount. Each Portfolio is allocated a portion of this fee based on its net assets relative to the net assets of the PBHG Fund Family. The Portfolios had no outstanding borrowings at June 30, 2001, or at any time during the six month period ended June 30, 2001.

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

                                               [LOGO] PBHG
                                                      FUNDS

                                               PBHG Insurance Series Fund
                                               P.O. Box 419229
                                               Kansas City, MO 64141-6229

                                               Investment Adviser
                                               Pilgrim Baxter & Associates,Ltd.

                                               Distributor:
                                               PBHG Fund Distributors